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                                                                EXECUTION COPY

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                               AAM MASTER TRUST
                           SERIES 1997-A SUPPLEMENT

                                      TO

                               POOLING AGREEMENT

                         Dated as of October 29, 1997

                                     Among

                             AAM RECEIVABLES CORP.

                      AMERICAN AXLE & MANUFACTURING, INC.
                                  as Servicer

                                      and

                           THE CHASE MANHATTAN BANK
                                  as Trustee

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


                               TABLE OF CONTENTS

                                   ARTICLE I

                                  Definitions
                                                                                                       Page
SECTION 1.01.  Definitions...............................................................................1

                                  ARTICLE II

                 Designation of VFC Certificates; Purchase and
                         Sale of the VFC Certificates

SECTION 2.01.  Designation..............................................................................20
SECTION 2.02.  The VFC Certificates and Series 1997-A
                             Subordinated Interest......................................................20
SECTION 2.03.  Purchases of Interests in the VFC
                             Certificates and the Series 1997-A
                             Subordinated Interest......................................................21
SECTION 2.04.  Delivery.................................................................................21
SECTION 2.05.  Procedure for Initial Issuance and for
                             Increasing the Series 1997-A Invested
                             Amount.....................................................................22
SECTION 2.06.  Procedure for Decreasing the Series
                             1997-A Invested Amount; Optional
                             Termination................................................................23
SECTION 2.07.  Reductions of the Commitments............................................................25
SECTION 2.08.  Interest; Commitment Fee.................................................................25
SECTION 2.09.  Indemnification by the Company and
                             the Servicer...............................................................26

                                  ARTICLE III

                         Article III of the Agreement

SECTION 3A.02.  Establishment of Trust Accounts.........................................................28
SECTION 3A.03.  Daily Allocations.......................................................................29
SECTION 3A.04.  Determination of Interest...............................................................32
SECTION 3A.05.  Determination of Series 1997-A Monthly
                              Principal.................................................................34
SECTION 3A.06.  Applications............................................................................35

                                         Series 1997-A Supplement                        Contents, p. ii


                                  ARTICLE IV

                           Distributions and Reports
                                                                                                       Page
SECTION 4A.01.  Distributions...........................................................................37
SECTION 4A.02.  Daily Reports...........................................................................38
SECTION 4A.03.  Statements and Notices..................................................................38

                                   ARTICLE V

                     Additional Early Amortization Events

SECTION 5.01.  Additional Early Amortization Events.....................................................39

                                  ARTICLE VI

                                 Servicing Fee

SECTION 6.01.  Servicing Compensation...................................................................43

                                  ARTICLE VII

                            Change in Circumstances

SECTION 7.01.  Illegality...............................................................................43
SECTION 7.02.  Requirements of Law......................................................................44
SECTION 7.03.  Taxes....................................................................................46
SECTION 7.04.  Indemnity................................................................................50
SECTION 7.05.  Assignment of Commitments Under Certain
                             Circumstances; Duty to Mitigate............................................51
SECTION 7.06.  Limitation...............................................................................52

                                 ARTICLE VIII

                   Covenants, Representations and Warranties

SECTION 8.01.  Representations and Warranties
                             of the Company and the Servicer............................................53
SECTION 8.02.  Covenants of the Company and
                             the Servicer...............................................................53
SECTION 8.03.  Covenants of the Servicer................................................................54
SECTION 8.04.  Covenant of the Company..................................................................55

                                         Series 1997-A Supplement                        Contents, p. iii

                                                                                                      Page


SECTION 8.05.  Obligations Unaffected...................................................................55
SECTION 8.06.  Representations and Warranties of the
                             Initial Purchasers and any Acquiring
                             Purchasers..................................................................55

                                  ARTICLE IX

                             Conditions Precedent

SECTION 9.01.  Conditions Precedent to Effectiveness
                             of Supplement..............................................................56

                                   ARTICLE X

                                   The Agent

SECTION 10.01.  Appointment.............................................................................60
SECTION 10.02.  Delegation of Duties....................................................................60
SECTION 10.03.  Exculpatory Provisions..................................................................60
SECTION 10.04.  Reliance by Agent.......................................................................61
SECTION 10.05.  Notice of Servicer Default or Early
                              Amortization Event or Potential Early
                              Amortization Event........................................................61
SECTION 10.06.  Non-Reliance on Agent and Other
                              Purchasers................................................................62
SECTION 10.07.  Indemnification.........................................................................63
SECTION 10.08.  Agent in Its Individual Capacity........................................................63
SECTION 10.09.  Successor Agent.........................................................................63

                                  ARTICLE XI

                                 Miscellaneous

SECTION 11.01.  Ratification of Agreement...............................................................64
SECTION 11.02.  Governing Law...........................................................................64
SECTION 11.03.  Further Assurances......................................................................64
SECTION 11.04.  Payments................................................................................64
SECTION 11.05.  Costs and Expenses......................................................................65
SECTION 11.06.  No Waiver; Cumulative Remedies..........................................................65
SECTION 11.07.  Amendments..............................................................................65
SECTION 11.08.  Severability............................................................................66
SECTION 11.09.  Notices.................................................................................67
SECTION 11.10.  Successors and Assigns..................................................................67

                                         Series 1997-A Supplement                        Contents, p. iv

                                                                                                      Page

SECTION 11.11.  Counterparts............................................................................72
SECTION 11.12.  Adjustments; Setoff.....................................................................72
SECTION 11.13.  Limitation of Payments by Company.......................................................73
SECTION 11.14.  No Bankruptcy Petition..................................................................73

                                  ARTICLE XII

                              Final Distributions

SECTION 12.01.  Certain Distributions...................................................................74

                           Series 1997-A Supplement

                                    SERIES 1997-A SUPPLEMENT dated as of
                           October 29, 1997 (this "Supplement"), among AAM RECEIVABLES CORP., a Delaware corporation (the "Company"), AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation, as servicer (the "Servicer"), THE CHASE MANHATTAN BANK, as the initial purchaser (the "Initial Purchaser"), the other financial institutions from time to time parties hereto as purchasers pursuant to Section 11.10, THE CHASE MANHATTAN BANK, a New York corporation, as agent (the "Agent") for the Purchasers (as hereinafter defined) in its individual capacity and not as Trustee and THE CHASE MANHATTAN BANK, in its capacity as trustee (the "Trustee") under the Agreement.

                             W I T N E S S E T H :

                  WHEREAS, the Company, the Servicer and the Trustee have entered into the Pooling Agreement, dated as of October 29, 1997 (the "Agreement");

                  WHEREAS, the Agreement provides, among other things, that the Company, the Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

                  WHEREAS, the Company, the Servicer, the Trustee and the Initial Purchaser wish to supplement the Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

                  SECTION 1.01.  Definitions.  (a)  The following
words and phrases shall have the following meanings with


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                                                                              2

                          Series 1997-A Supplement


respect to Series 1997-A and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "ABR" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason, the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the failure of the Federal Reserve Bank of New York to publish rates or the inability of the Agent to obtain quotations in accordance with the terms thereof, the ABR shall be determined without regard to clause
(b) of the immediately preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Accrual Period" shall mean, with respect to Series 1997-A, the period from and including a Distribution Date to but excluding the next succeeding Distribution Date; provided that in the case of a Eurodollar Tranche with a NIBO Period, it shall mean the period from and including the Increase Date to but excluding the next succeeding Distribution Date; provided further that in the case of the initial Accrual Period, it shall mean the period from and including the Issuance Date to but excluding the next succeeding Distribution Date.


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                                                                              3

                          Series 1997-A Supplement

                  "Accrued Expense Adjustment" shall mean, for any Business Day in any Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (a) the entire amount of (i) the Commitment Fee, if any, due and payable on the next succeeding Distribution Date, (ii) the Series 1997-A Monthly Interest to be distributed on the next succeeding Distribution Date, (iii) the Series 1997-A Monthly Servicing Fee, (iv) the aggregate amount of all previously accrued, unpaid and unallocated Series

1997-A Monthly Interest for prior Distribution Dates, (v) the aggregate amount of all accrued, unpaid and unallocated Additional Interest and (vi) all accrued Program Costs, in each case for such Accrual Period determined as of such day, and (b) the aggregate of the amounts transferred to the Series 1997-A Non-Principal Collection Sub-subaccount on or before such day in respect of such Accrual Period pursuant to subsection 3A.03(a)(i), before giving effect to any transfer made in respect of the Accrued Expense Adjustment on such day pursuant to the proviso contained in such subsection.

                  "Accrued Expense Amount" shall mean, for each Business Day during an Accrual Period, the sum of (a) for Floating Tranches and Eurodollar Tranches with Eurodollar Periods, in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 1997-A Monthly Interest determined as of such Business Day, (b) for Eurodollar Tranches with NIBO Periods, in the case of each Business Day in the Accrual Period, the Daily Interest Expense determined as of such Business Day, (c) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Commitment Fee payable to the VFC Certificate holders on the next succeeding Distribution Date, (d) in the case of each of the first ten Business Days in the Accrual Period, one-tenth of the Series 1997-A Monthly Servicing Fee (in the case of each of the foregoing clauses (a) through (d), up to the amount thereof due and payable on such next succeeding Distribution Date, but subject to Accrued Expense Adjustments as provided in subsection 3A.03(a)(i)), (e) the aggregate amount of all previously accrued, unpaid and unallocated Series 1997-A Monthly Interest for prior Distribution Dates, (f) the aggregate amount of all accrued, unpaid and unallocated Additional Interest and (g) all Program Costs that have accrued since the preceding Business Day.

                  "Acquiring Purchaser" shall have the meaning assigned in subsection 11.10(b).

                          Series 1997-A Supplement

                  "Additional Interest" shall have the meaning assigned in subsection 3A.04(b).

                  "Agent" shall have the meaning specified in the recitals hereto.

                  "Aggregate Commitment Amount" shall mean, with respect to any Business Day, the aggregate amount of the Commitments of all Purchasers on such date, as reduced from time to time pursuant to Section 2.07.

                  "Aggregate Receivables Amount" shall mean with respect to any date of determination, (i) the aggregate Principal Amount of all Eligible Receivables in the Trust at the end of the Business day immediately preceding such date minus (ii) the Aggregate Overconcentration Amount for such date; provided that notwithstanding anything to the contrary contained herein, during any GMT/PPAP Rejection Period, no Tooling Receivables relating to the

GMT 800 Program shall be included in the calculation of the Aggregate Receivables Amount.

                  "Applicable Margin" shall mean at any date of determination until the Margin Increase Date, for each Eurodollar Tranche, 0.75% per annum and, for the Floating Tranche, 0.0% per annum, provided that from and after the Margin Increase Date, the Applicable Margin at any time shall be equal to the LIBOR Margin at such time (as set forth on Schedule B to the Credit Agreement) for each Eurodollar Tranche and the ABR Margin at such time (as set forth on Schedule B to the Credit Agreement) for the Floating Tranche.

                  "Article VII Costs" shall mean any amounts due pursuant to Article VII.

                  "Available Commitment" shall mean, with respect to any Business Day, the (i) Aggregate Commitment Amount on such Business Day minus
(ii) the Series 1997-A Invested Amount.

                  "Available Pricing Amount" shall mean, on any Business Day, the sum of (i) the Unallocated Balance plus (ii) the Increase, if any, on such date.

                  "Benefitted Purchaser" shall have the meaning assigned in Section 11.12.

                  "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not

                          Series 1997-A Supplement

including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.30 times the ABR in effect as of such day divided by
(b) 365.

                  "Certificate Rate" shall mean on any date of determination, the average (weighted based on the respective outstanding amounts of the Floating Tranche and each Eurodollar Tranche) of the ABR in effect on such day and One-Month LIBOR or the NIBO Rate in effect on such day plus, in each case, the Applicable Margin.

                  "Change in Control" shall mean the occurrence of any event the result of which causes the Company not to be a direct or indirect, wholly owned Subsidiary of American Axle & Manufacturing, Inc.

                  "Claim" shall have the meaning specified in subsection 2.09(a).

                  "Code" shall mean the Internal Revenue Code of 1986, as

amended from time to time.

                  "Commitment" shall mean, as to any Purchaser, its obligation to maintain and, subject to certain conditions, increase, its Series 1997-A Purchaser Invested Amount, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Purchaser's name on
Schedule 1 under the caption "Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all Purchasers, the "Commitments".

                  "Commitment Fee" shall have the meaning assigned in subsection 2.08(b).

                  "Commitment Percentage" shall mean, as to any Purchaser and as of any date, the percentage equivalent of a fraction, the numerator of which is such Purchaser's Commitment as set forth on Schedule 1 and the denominator of which is the Aggregate Commitment Amount as of such date.

                  "Commitment Period" shall mean the period commencing on the Issuance Date and terminating on the date that the Series 1997-A Amortization Period commences.

                  "Commitment Reduction" shall have the meaning assigned in subsection 2.07(a).


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                                                                              6

                          Series 1997-A Supplement

                  "Commitment Termination Date" shall mean the earlier of (a) the Scheduled Revolving Termination Date and (b) the date on which the Commitments are terminated in whole pursuant to Section 2.07.

                  "Commitment Transfer Supplement" shall have the meaning assigned in subsection 11.10(c).

                  "Company Indemnified Person" shall have the meaning assigned in subsection 2.09(a).

                  "Credit Agreement" shall mean the Credit Agreement dated as of October 27, 1997, among American Axle & Manufacturing of Michigan, Inc., the Seller, the lenders named therein, The Chase Manhattan Bank, as Administrative Agent and Collateral Agent, and Chase Manhattan Bank Delaware, as Fronting Bank (including any amendments or modifications thereto or refinancing thereof).

                  "Daily Interest Adjustment" shall mean, for any Business Day in any Accrual Period, the amount, if any, which may be less than zero, equal to the difference between (i) the sum of (A) the Series 1997-A Monthly Interest determined as of such day, (B) the aggregate amount of all previously accrued, unpaid and unallocated Series 1997-A Monthly Interest for prior

Distribution Dates and (C) the aggregate amount of all accrued, unpaid and unallocated Additional Interest and (ii) the amount on deposit in the Series 1997-A Accrued Interest Sub-subaccount on such day after making any deposit thereto pursuant to subsection 3A.03(c), before giving effect to any transfer made in respect of the Daily Interest Adjustment on such day pursuant to the proviso to such subsection.

                  "Daily Interest Deposit" shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Daily Interest Expense in respect of such day plus (ii) the aggregate amount of all previously accrued, unpaid and unallocated Series 1997-A Monthly Interest for prior Distribution Dates plus (iii) the aggregate amount of all accrued, unpaid and unallocated Additional Interest.

                  "Daily Interest Expense" for any day in any Accrual Period, shall mean the sum of (A) the product of (i) the portion of the Series 1997-A Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 1997-A Purchaser Invested Amount) allocable to the Floating Tranche on such day divided by 365 and (ii) the ABR plus the Applicable Margin in effect on such day, and (B) the product of (i) the portion of the


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                                                                              7

                          Series 1997-A Supplement

Series 1997-A Invested Amount (calculated without regard to clauses (d) and
(e) of the definition of Series 1997-A Purchaser Invested Amount) allocable to Eurodollar Tranches on such day divided by 360 and (ii) either (A) One-Month LIBOR if the Eurodollar Tranche has a Eurodollar Period or (B) the NIBO Rate if the Eurodollar Tranche has a NIBO Period plus the Applicable Margin on such day in effect with respect thereto; provided, however, that for the purposes of calculating Series 1997-A Monthly Interest, the "Daily Interest Expense" for any day following the date of determination shall be based on the allocable portions of the Series 1997-A Invested Amount, the ABR, One-Month LIBOR, the NIBO Rate and the Applicable Margins as of or in effect on such date of determination; provided further that for any such day during the continuation of an Early Amortization Period, the "Daily Interest Expense" for such day shall be equal to the greater of (i) the sum of the amounts calculated pursuant to clauses (A) and (B) above and (ii) the product of (x) the Series 1997-A Invested Amount on such day divided by 365 and (y) the ABR in effect on such day plus 2.00% per annum.

                  "Daily Report" shall mean a report prepared by the Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit D.

                  "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, the number of days equal to the product of (a) 91 and (b) the amount obtained by dividing
(i) the Aggregate Receivables Amount as at the last day of the Settlement

Period immediately preceding such earlier Settlement Report Date, by (ii) the aggregate Principal Amount of Receivables originated by the Seller (whether or not billed) for the three Settlement Periods immediately preceding such earlier Settlement Report Date, computed solely with respect to Receivables of Designated Obligors.

                  "Decrease" shall have the meaning assigned in
Section 2.06.

                  "Designated Obligor" shall mean GM, Ford and any other Obligor designated by the Servicer and approved by the Agent, provided that if such other Obligor is of a credit quality comparable to GM, then such approval shall not be unreasonably withheld, from time to time based on criteria provided by the Agent to the Servicer.

                  "Dilution Horizon Factor" shall mean 1.0.

                          Series 1997-A Supplement

                  "Dilution Period" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient of (i) the product of (A) the aggregate Principal Amount of Receivables that were initially billed by the Seller during the Settlement Period preceding such earlier Settlement Report Date and (B) the Dilution Horizon Factor and (ii) the aggregate Principal Amount of all Eligible Receivables billed to Designated Obligors in the Trust as of the last day of the Settlement Period preceding such earlier Settlement Report Date, computed solely with respect to Receivables of Designated Obligors.

                  "Dilution Ratio" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments made during such Settlement Period divided by the aggregate Principal Amount of Receivables that were initially billed by the Seller during such Settlement Period, computed solely with respect to Receivables of Designated Obligors.

                  "Dilution Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated as follows:

         DRR = [(c * d) + e] * f

Where:

         DRR = Dilution Reserve Ratio;

         c =      2.00;


         d = the average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

         e = The product of (i) the twelve-month Sample Standard Deviation of the Dilution Ratio as of the end of each of the twelve consecutive Settlement Periods immediately preceding such earlier Settlement Report Date and (ii) 1.96.

         f =      the Dilution Period.

                          Series 1997-A Supplement

                  "Distribution Date" shall mean (i) in the case of a Floating Tranche or a Eurodollar Tranche with a Eurodollar Period, the 15th day of the month, or if such 15th day is not a Business Day, the next succeeding Business Day or (ii) in the case of a Eurodollar Tranche with a NIBO Period, the NIBO Distribution Date.

                  "Early Amortization Event" shall have the meanings assigned in Section 5.01 of this Supplement and Section 7.01 of the Agreement.

                  "Early Amortization Period" shall have the meaning assigned in Section 5.01 of this Supplement and Section 7.01 of the Agreement.

                  "Effective Date" shall have the meaning assigned in Section 9.01.

                  "Eurodollar Lending Office" means, as to the Trustee or any successor thereto, its office, branch or affiliate as it may designate as its Eurodollar Lending Office by notice to the Purchasers and the Agent.

                  "Eurodollar Period" shall mean, with respect to any Eurodollar Tranche:

                  (a) initially, the period commencing on the Issuance Date, Increase Date or conversion date, as the case may be, with respect to such Eurodollar Tranche and ending one month thereafter; and

                  (b) thereafter, each period commencing on the last day of the immediately preceding Eurodollar Period applicable to such Eurodollar Tranche and ending one month thereafter;

provided that, all of the foregoing provisions relating to Eurodollar Periods are subject to the following:

                  (1) if any Eurodollar Period would otherwise end on a day that is not a Business Day, such Eurodollar Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Period into another calendar month in which event such Eurodollar Period shall end on the immediately preceding Business Day;

                  (2) any Eurodollar Period that would otherwise extend beyond the Scheduled Revolving Termination Date

                          Series 1997-A Supplement

         shall end on the Scheduled Revolving Termination Date;
         and

                  (3) any Eurodollar Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Business Day of a calendar month.

                  "Eurodollar Tranche" shall mean a portion of the Series 1997-A Invested Amount for which the Series 1997-A Monthly Interest is calculated by reference to One-Month LIBOR or the NIBO Rate determined by reference to a particular Eurodollar Period or NIBO Period.

                  "Excess Program Costs" shall have the meaning assigned to such term within the definition of "Program Costs".

                  "Floating Tranche" shall mean that portion of the Series 1997-A Invested Amount not allocated to a Eurodollar Tranche for which the Series 1997-A Monthly Interest is calculated by reference to the ABR.

                  "GMT/PPAP Rejection Period" shall mean the period commencing on any date on which the Seller shall fail any GM Production Part Approval Process with respect to the GMT 800 Program such that GM informs the Seller that it does not intend to pay its outstanding obligations with respect to the GMT 800 Program and ending on the date that the Seller has received notice from GM that the Seller has complied with such GM Production Part Approval Process, and GM has informed the Seller that it intends to pay its obligations with respect to the GMT 800 Program or has made any payments in respect thereof.

                  "Increase" shall have the meaning assigned in subsection 2.05(a).

                  "Increase Amount" shall have the meaning assigned in subsection 2.05(a).

                  "Increase Date" shall have the meaning assigned in subsection 2.05(a).


                  "Initial Purchaser" shall have the meaning specified in the recitals hereto.

                  "Initial Series 1997-A Invested Amount" shall mean
$75,000,000.

                          Series 1997-A Supplement

                  "Initial Series 1997-A Subordinated Interest
Amount" shall mean the Series 1997-A Subordinated Interest
Amount in respect of the Issuance Date.

                  "Interest Shortfall" shall have the meaning assigned in subsection 3A.04(b).

                  "Invested Amount" shall mean, with respect to Series 1997-A, the Series 1997-A Invested Amount.

                  "Issuance Date" shall mean October 29, 1997.

                  "Majority Purchasers" shall mean, on any day, Purchasers having, in the aggregate, more than 50% of the Aggregate Commitment Amount.

                  "Margin Increase Date" shall mean the date that is 270 days after the initial Receivables Purchase Date, or, if such date is not a Business Day, the next succeeding Business Day.

                  "Maximum Commitment Amount" shall mean
$125,000,000.

                  "Maximum Invested Amount" shall mean, as of any day, the lesser of (a) the Maximum Commitment Amount as of such day and (b) the Aggregate Receivables Amount as of such day minus the Series 1997-A Required Subordinated Amount as of such day.

                  "Minimum Ratio" shall mean 5.0%.

                  "Monthly Interest Payment" shall have the meaning assigned in subsection 3A.06(b).

                  "NIBO Distribution Date" shall mean the last day of any NIBO Period.

                  "NIBO Period" means, with respect to any Eurodollar Tranche:

                  (a) initially, the period commencing on the Issuance Date, Increase Date or conversion date, as the case may be, with respect to such Eurodollar Tranche and ending one week, two weeks, or three weeks thereafter, as determined by the Company pursuant to this Agreement; and

                  (b) thereafter, each period commencing on the last day of the immediately preceding NIBO Period

                          Series 1997-A Supplement

         applicable to such Eurodollar Tranche and ending one week, two weeks, or three weeks thereafter, as determined by the Company pursuant to this Agreement;

provided that, all of the foregoing provisions relating to NIBO Periods are subject to the following:

                  (1) if any NIBO Period would otherwise end on a day that is not a Business Day, such NIBO Period shall be extended to the next succeeding business Day; and

                  (2) any NIBO Period that would otherwise extend beyond the Scheduled Revolving Termination Date shall end on the Scheduled Revolving Termination Date.

                  "NIBO Rate" means, with respect to any Eurodollar Tranche for any NIBO Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) equal to the interest rate at which dollar deposits of $1,000,000 and for a maturity comparable to such NIBO Period are offered in immediately available funds to the Trustee at the Eurodollar Lending Office where its foreign currency and exchange operations and Eurodollar funding operations are customarily conducted in the international interbank market at approximately 11:00 A.M., New York City time, two Business Days prior to the commencement of such NIBO Period.

                  "One-Month LIBOR" shall mean, with respect to any Eurodollar Tranche for any Eurodollar Period, the rate per annum, as recorded by the Trustee, which is the rate (rounded to the nearest 1/16 of 1%) at which U.S. Dollar deposits in a principal amount of not less than $1,000,000 maturing in one month are offered to the principal London office of the Trustee in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Eurodollar Period.

                  "Optional Repurchase Percentage" shall mean 10% of the largest Series 1997-A Invested Amount at any time on or before the date of determination.

                  "Optional Termination Date" shall have the meaning assigned in subsection 2.06(d)(i).


                  "Optional Termination Notice" shall have the meaning assigned in subsection 2.06(d)(i).

                  "Participants" shall have the meaning assigned in subsection 11.10(f).

                          Series 1997-A Supplement

                  "Program Costs" shall mean, for any Business Day, the sum of
(i) all expenses, indemnities and other amounts due and payable to the Purchasers and the Agent under the Agreement or this Supplement (including, without limitation, any Article VII Costs), (ii) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the VFC Certificates) and (B) a fraction, the numerator of which is the Aggregate Commitment Amount on such Business Day and the denominator of which is the sum of (x) the Aggregate Invested Amount on such Business Day (excluding the Series 1997-A Invested Amount and the Invested Amount in respect of any variable funding certificate of any other Outstanding Series) and (y) the Aggregate Commitment Amount on such Business Day plus the aggregate Commitment amount for any variable funding certificate of any other Outstanding Series and (iii) all unpaid fees and expenses due and payable to Rating Agencies rating the VFC Certificates; provided, however, that the amount of Program Costs payable pursuant to Section 3A.06(b)(ii) shall not exceed $100,000 in the aggregate in any fiscal year of the Servicer (any amount of the foregoing expenses, indemnities and fees in excess of $100,000 shall be referred to herein as "Excess Program Costs").

                  "Purchase Termination Event" shall have the meaning assigned in Section 7.01 of the Receivables Sale Agreement.

                  "Purchaser" shall mean each purchaser of a VFC Certificate, including each Initial Purchaser and each Acquiring Purchaser.

                  "Rating Agency" shall mean, in the event that Series 1997-A has been rated, S&P, DCR or any such other rating agency that has rated the VFC Certificates, as applicable; provided that in the event that Series 1997-A has not been rated, any reference to "Rating Agency" or the "Rating Agencies" shall be deemed to have been deleted herefrom and from the Agreement; provided further that, in the case of the term "Rating Agency Condition", so long as that Series 1997-A has not been rated, references to such term shall not be deemed deleted but shall be modified as set forth under the definition of such term.

                  "Rating Agency Condition" shall, with respect to any action, have the meaning assigned in Section 1.01 of the Agreement; provided that in the event that Series 1997-A has

                          Series 1997-A Supplement

not been rated, any reference to a "Rating Agency Condition" shall be deemed to be a reference to the prior written consent of the Agent with respect to such action.

                  "Record Date" shall mean, with respect to any Distribution Date, the Business Day immediately preceding such date.

                  "Register" shall have the meaning assigned in subsection 11.10(d).

                  "Scheduled Revolving Termination Date" shall mean the last day of the Settlement Period ending in October 2003.

                  "Series 1997-A" shall mean the Series of Investor Certificates and Subordinated Company Interest, the Principal Terms of which are set forth in this Supplement.

                  "Series 1997-A Accrued Interest Sub-subaccount" shall have the meaning assigned in subsection 3A.02(a).

                  "Series 1997-A Adjusted Invested Amount" shall mean, as of any date of determination, (i) the Series 1997-A Invested Amount on such date, minus (ii) the amount on deposit in the Series 1997-A Principal Collection Sub- subaccount on such date up to a maximum of the Series 1997-A Invested Amount.

                  "Series 1997-A Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement
Report Date, the "Allocable Charged-Off Amount", if any, that has been allocated to Series 1997-A.

                  "Series 1997-A Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, that has been allocated to Series 1997-A.

                  "Series 1997-A Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 1997-A Target Receivables Amount on such day and (ii) the Aggregate Receivables Amount on such day times the percentage equivalent of a fraction, the numerator of which is the Series 1997-A Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

                  "Series 1997-A Amortization Period" shall mean the period commencing on the Business Day following the earliest

                          Series 1997-A Supplement

to occur of (i) the date on which an Early Amortization Period is declared to commence or automatically commences, (ii) the Optional Termination Date and
(iii) the Scheduled Revolving Termination Date and ending on the earlier of
(i) the date when the Series 1997-A Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the VFC Certificates and to the Agent and the Purchasers hereunder shall have been paid and (ii) the Series 1997-A Termination Date.

                  "Series 1997-A Collections" shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 1997-A Invested Percentage on such Business Day and (ii) Aggregate Daily Collections.

                  "Series 1997-A Collection Subaccount" shall have the meaning assigned in subsection 3A.02(a).

                  "Series 1997-A Invested Amount" shall mean, as of any date of determination, the sum of the Series 1997-A Purchaser Invested Amounts of all Purchasers on such date.

                  "Series 1997-A Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 1997- A Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 1997-A Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and
(B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined and (ii) during the Series 1997-A Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 1997-A Allocated Receivables Amount as of the end of the last Business Day of the Series 1997-A Revolving Period (provided that if during the Series 1997-A Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 1997-A Amortization Period commence, then, from and after the date the last of such series commences its Amortization Period, the numerator shall be the Series 1997- A Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

                          Series 1997-A Supplement

                  "Series 1997-A Monthly Interest" shall mean, with respect to any Accrual Period, the sum of the Daily Interest Expense for each day in such Accrual Period.

                  "Series 1997-A Monthly Interest Distribution" shall have the meaning assigned in subsection 3A.04(a).

                  "Series 1997-A Monthly Principal Payment" shall have the meaning assigned in Section 3A.05.

                  "Series 1997-A Monthly Servicing Fee" shall have the meaning assigned in Section 6.01.

                  "Series 1997-A Non-Principal Collection Sub- subaccount" shall have the meaning assigned in subsection 3A.02(a).

                  "Series 1997-A Principal Collection Sub- subaccount" shall have the meaning assigned in subsection 3A.02(a).

                  "Series 1997-A Purchaser Invested Amount" shall mean, with respect to any Purchaser on the Issuance Date, an amount equal to the product of such Purchaser's Commitment Percentage on such date and the Initial Series 1997-A Invested Amount, and with respect to such Purchaser on any date of determination thereafter, an amount equal to (a) such Purchaser's Series 1997-A Purchaser Invested Amount on the immediately preceding Business Day (or, with respect to the day as of which such Purchaser becomes a party to this Supplement, whether by executing a counterpart hereof, a Commitment Transfer Supplement or otherwise, the portion of the transferor's Series 1997-A Purchaser Invested Amount being purchased, in the case of an Acquiring Purchaser), plus (b) the amount of any increases in such Purchaser's Series 1997-A Purchaser Invested Amount pursuant to Section 2.05 made on such day, minus (c) the amount of any distributions to such Purchaser pursuant to
Section 2.06 or subsection 3A.06(c)(i) on such day minus (d) the aggregate Series 1997-A Allocable Charged-Off Amount applied to such Purchaser on or prior to such date pursuant to subsection 3A.05(b)(ii) plus (e) (but only to the extent of any unreimbursed reductions made pursuant to clause (d) above) the aggregate Series 1997-A Allocable Recoveries Amount applied to such Purchaser on or prior to such date pursuant to subsection 3A.05(c)(i).

                  "Series 1997-A Required Reserves Ratio" shall mean, the greater of (i) the Dilution Reserve Ratio and (ii) the Minimum Ratio.

                          Series 1997-A Supplement

                  "Series 1997-A Required Subordinated Amount" shall mean, (a) on any date of determination during the Series 1997-A Revolving Period, an amount equal to the sum of:

                  (i) an amount equal to the product of (A) the Series 1997-A Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (B) a fraction, the numerator of which is the Series 1997-A Required Reserves Ratio and the denominator of which is one minus the Series 1997-A Required Reserves Ratio;

                  (ii) the product of (A) the Series 1997-A Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (B) a fraction, the numerator of which is the Carrying Cost Reserve Ratio and the denominator of which is one minus the Series 1997-A Required Reserves Ratio;

                  (iii) the product of (A) the Principal Amount of Receivables in the Trust on such day, (B) a fraction, the numerator of which is the Series 1997-A Invested Amount on such day and the denominator of which is the Aggregate Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (C) a fraction, the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Series 1997-A Required Reserves Ratio; and

                  (iv) the product of (A) the Principal Amount of Receivables from Eligible Obligors which are not Designated Obligors and (B) a fraction, the numerator of which is 48% and the denominator of which is one minus the Series 1997-A Required Reserves Ratio.

and (b) on any date of determination during the Series 1997- A Amortization Period, an amount equal to the Series 1997-A Required Subordinated Amount on the last Business Day of the Series 1997-A Revolving Period; provided, in each of the foregoing clauses (a) and (b), that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, as set forth in
Section 3A.05(b)(i) and Section 3A.05(c)(ii).

                  "Series 1997-A Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earliest to occur of the close of business on (i) the date on which an Early Amortization Period is declared to

                          Series 1997-A Supplement

commence or automatically commences, (ii) the Optional Termination Date and
(iii) the Commitment Termination Date.

                  "Series 1997-A Subordinated Interest" shall have the meaning assigned in subsection 2.02(b).

                  "Series 1997-A Subordinated Interest Amount" shall mean, for any date of determination, an amount equal to (i) the Series 1997-A Allocated Receivables Amount minus (ii) the Series 1997-A Adjusted Invested Amount.


                  "Series 1997-A Subordinated Interest Increase Amount" shall have the meaning assigned in subsection 2.05(a).

                  "Series 1997-A Subordinated Interest Reduction Amount" shall have the meaning assigned in subsection 2.06(b).

                  "Series 1997-A Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Series 1997-A Adjusted Invested Amount on such day and (ii) the Series 1997-A Required Subordinated Amount for such day.

                  "Series 1997-A Termination Date" shall mean the Distribution Date that occurs in April 2004.

                  "Servicer Indemnified Person" shall have the meaning specified in subsection 2.09(b).

                  "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of
(A) the Servicing Fee Percentage and (B) 2.0 times Days Sales Outstanding as of such earlier Settlement Report Date divided by (c) 360.

                  "Transfer Issuance Date" shall mean the date on which a Commitment Transfer Supplement becomes effective pursuant to the terms of such Commitment Transfer Supplement.

                  "Transferee" shall have the meaning assigned in subsection 11.10(f).

                  "Trust Accounts" shall have the meaning assigned in subsection 3A.02(a).

                          Series 1997-A Supplement

                  "Unallocated Balance" shall mean, as of any Business Day, the sum of (i) the portion of the Series 1997- A Invested Amount for which interest is then being calculated by reference to the ABR and (ii) the portion of the Series 1997-A Invested Amount allocated to any Eurodollar Tranche the Eurodollar Period or NIBO Period in respect of which expires on such Business Day.

                  "VFC Certificate" shall mean a VFC Certificate, Series 1997-A, executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

                  "VFC Certificate holders" shall mean the Purchasers.


                  "VFC Certificate holders' Interest" shall have the meaning assigned in subsection 2.02(a).

                  (b) If any term, definition or provision contained herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section, subsection, Exhibit and Schedule references herein shall mean Article, Section or subsection of or Exhibit or Schedule to this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the VFC Certificates and the Series 1997-A Subordinated Interest and to no other Series of Investor Certificates or Subordinated Company Interest issued by the Trust.

                  (c) Any reference herein to a Schedule or Exhibit to this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

                  (d) Any reference in this Supplement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be

                          Series 1997-A Supplement

repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

                  (e) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                                  ARTICLE II

                 Designation of VFC Certificates; Purchase and
                         Sale of the VFC Certificates

                  SECTION 2.01.  Designation.  The Investor
Certificates created and authorized pursuant to the Agreement and this Supplement shall be designated as the "VFC Certificates, Series 1997-A."


                  SECTION 2.02. The VFC Certificates and Series 1997-A Subordinated Interest. (a) The VFC Certificates shall represent fractional undivided interests in the Trust Assets, consisting of the right of the VFC Certificate holders to receive the distributions specified herein out of (i) the Series 1997-A Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 1997-A Collection Subaccount and any subaccounts thereof (collectively, the "VFC Certificate holders' Interest").

                  (b) The Company shall retain a fractional undivided interest in the Trust Assets, consisting of the right of the holder of the Subordinated Company Interest to receive the distributions specified herein out of (i) the Series 1997-A Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 1997-A Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the VFC Certificate holders (the "Series 1997-A Subordinated Interest"). The Exchangeable Company Interest and any other Series of Investor Certificates or Subordinated Company Interests outstanding shall represent the ownership interests in the remainder of the Trust Assets not allocated

                          Series 1997-A Supplement

pursuant hereto to the VFC Certificate holders' Interest or the Series 1997-A Subordinated Interest.

                  (c) The VFC Certificates shall be substantially in the form of Exhibit A, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentica tion and redelivery as provided in Section 2.04 hereof and Section 5.02 of the Agreement. The VFC Certificates shall not be issued in the form of a single global certificate as provided for in Section
5.01 of the Agreement, but shall instead be issued in the form of one or more definitive certificates, each registered in the name of a Purchaser as the holder thereof. The Series 1997-A Subordinated Interest shall be uncertificated.

                  SECTION 2.03. Purchases of Interests in the VFC Certificates and the Series 1997-A Subordinated Interest. (a) Initial Purchase. Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.04, (i) each Initial Purchaser hereby severally agrees (A) to purchase on the Issuance Date a VFC Certificate in an amount equal to such Initial Purchaser's Commitment Percentage of the Initial Series 1997-A Invested Amount and (B) to maintain its VFC Certificate, subject to increase or decrease during the Series 1997-A Revolving Period, in accordance with the provisions of this Supplement and (ii) the Company hereby agrees (A) to purchase from the Trust on the Issuance Date the rights as holder of the

Series 1997-A Subordinated Interest in an amount equal to the Initial Series 1997-A Subordinated Interest Amount and (B) to maintain such interest in the Series 1997-A Subordinated Interest, subject to increase or decrease during the Series 1997-A Revolving Period, in accordance with the provisions of this Supplement. Payments by the Initial Purchasers in respect of the VFC Certificates shall be made in immediately available funds on the Issuance Date to the Agent for payment to the Trust.

                  (b) Subsequent Purchases. Subject to the terms and conditions of this Supplement, each Acquiring Purchaser shall be deemed to have severally agreed, by its acceptance of its VFC Certificate, to maintain its VFC Certificate, subject to increase or decrease during the Series 1997-A Revolving Period, in accordance with the provisions of this Supplement.

                  (c) Maximum Series 1997-A Purchaser Invested Amount. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 1997-A

                          Series 1997-A Supplement

Purchaser Invested Amount (calculated without regard to clauses (d) and (e) of the definition thereof) of any Purchaser exceed such Purchaser's Commitment at such time.

                  SECTION 2.04. Delivery. On the Issuance Date, the Company shall sign on behalf of the Trust and shall direct the Trustee in writing pursuant to Section 5.02 of the Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate the VFC Certificates in such names and such denominations and deliver such VFC Certificates to the Initial Purchasers in accordance with such written directions. The VFC Certificates shall be issued in minimum denominations of $5,000,000 and integral multiples of $1,000,000 in excess thereof; provided that notwithstanding the foregoing one VFC Certificate may be issued in non-integral multiples of $1,000,000. The Trustee shall mark on its books the actual Series 1997-A Invested Amount and Series 1997-A Subordinated Interest Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Series 1997-A Invested Amount and Series 1997-A Subordinated Interest Amount from time to time.

                  SECTION 2.05.  Procedure for Initial Issuance and
for Increasing the Series 1997-A Invested Amount. (a) Subject to subsection 2.05(b), on any Business Day during the Commitment Period, each Purchaser agrees that the Series 1997-A Invested Amount may be increased by increasing each Purchaser's Series 1997-A Purchaser Invested Amount (an "Increase"), up to an amount not exceeding each Purchaser's Commitment, upon the request of the Servicer or the Company on behalf of the Trust (each date on which an increase in the Series 1997-A Invested Amount occurs hereunder being herein referred to as the "Increase Date" applicable to such Increase); provided, however, that the

Servicer or the Company, as the case may be, shall have given the Agent irrevocable written notice (effective upon receipt), substantially in the form of Exhibit F hereto, of such request no later than (i) if the Initial Series 1997-A Invested Amount or Increase Amount is to be priced solely with reference to the ABR, 1:00 p.m., New York City time, on the Issuance Date or such Increase Date, as the case may be, or (ii) if all or a portion of the Initial Series 1997-A Invested Amount or Increase Amount is to be allocated to a Eurodollar Tranche, 1:00 p.m., New York City time, three Business Days prior to the Issuance Date or such Increase Date, as the case may be; provided further that the provisions of this subsection shall not restrict the allocations of Collections pursuant to Article III. Such

                          Series 1997-A Supplement

notice shall state (x) the Issuance Date or the Increase Date, as the case may be; (y) the Initial Series 1997-A Invested Amount or the proposed amount of such Increase (the "Increase Amount"), as the case may be; and (z) what portions thereof will be allocated to a Eurodollar Tranche and the Floating Tranche. No Purchaser shall be obligated to fund any such Increase, unless concurrently with any such Increase in the Series 1997-A Invested Amount, the Series 1997-A Subordinated Interest Amount shall be increased by an amount (the "Series 1997-A Subordinated Interest Increase Amount") such that after giving effect to such increase, the Series 1997-A Adjusted Invested Amount plus the Series 1997-A Subordinated Interest Amount equals the Series 1997-A Target Receivables Amount.

                  (b) The Purchasers shall not be required to make the initial purchase of VFC Certificates on the Issuance Date or to increase their respective Series 1997-A Invested Amounts on any Increase Date hereunder unless:

                  (i) the related aggregate initial purchase amount or Increase Amount is equal to (A) in the case of a Floating Tranche, $100,000 or an integral multiple of $100,000 in excess thereof and
         (B) in the case of a Eurodollar Tranche, $500,000 or an integral multiple of $500,000 in excess thereof;

                  (ii) after giving effect to the initial purchase amount or Increase Amount, (A) the Series 1997-A Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 1997-A Purchaser Invested Amount) would not exceed the Maximum Commitment Amount on the Issuance Date or such Increase Date, as the case may be, and (B) the Series 1997-A Allocated Receivables Amount would not be less than the Series 1997-A Target Receivables Amount on the Issuance Date or such Increase Date, as the case may be; and

                  (iii) no Early Amortization Event or Potential Early Amortization Event shall have occurred and be continuing.

                  (c) After receipt by the Agent of the notice required by

subsection 2.05(a) from the Servicer or the Company on behalf of the Trust, the Agent shall, so long as the conditions set forth in subsections 2.05(a) and (b) are satisfied, promptly provide telephonic notice to each Purchaser of the Increase Date and of the portion of the Increase Amount allocable to such Purchaser (which shall equal such Purchaser's Commitment Percentage of the Increase

                          Series 1997-A Supplement

Amount). The Servicer shall promptly notify the Company of the Increase Date and the amount of the Series 1997-A Subordinated Interest Increase Amount. Each Purchaser agrees to pay in immediately available funds such Purchaser's Commitment Percentage of each Increase on the related Increase Date to the Agent for payment to the Trust.

                  SECTION 2.06. Procedure for Decreasing the Series 1997-A Invested Amount; Optional Termination. (a) On any Business Day during the Series 1997-A Revolving Period or the Series 1997-A Amortization Period (except for Distribution Dates during the Series 1997-A Amortization Period (which shall be governed by subsection 3A.06(c))), upon the written request of the Servicer or the Company on behalf of the Trust, the portion of the Series 1997-A Invested Amount not allocated to a Eurodollar Tranche may be reduced (a "Decrease") by the distribution by the Trustee to the Agent for the pro rata benefit of the Purchasers in accordance with their Commitment Percentages of some or all of the funds on deposit in the Series 1997-A Principal Collection Sub-subaccount on such day; provided that the Servicer shall have given the Agent and the Trustee irrevocable written notice (effective upon receipt), prior to 1:00 p.m., New York City time, on the Business Day of such Decrease and which notice shall state the amount of such Decrease; provided further that such Decrease shall be in an amount equal to $100,000 and integral multiples of $100,000 in excess thereof; provided further, however, that no prepayment of any Eurodollar Tranche prior to the termination of a Eurodollar Period or NIBO Period may occur unless, concurrently with such prepayment, the Company shall have paid to the Purchasers any amounts due and payable pursuant to Section 7.04.

                  (b) Simultaneously with any such Decrease during the Series 1997-A Revolving Period, the Series 1997-A Subordinated Interest Amount shall be reduced by an amount (the "Series 1997-A Subordinated Interest Reduction Amount") such that the Series 1997-A Subordinated Interest Amount shall equal the Series 1997-A Required Subordinated Amount after giving effect to such Decrease. During the Series 1997-A Revolving Period, after the distribution described in subsection (a) above has been made, and the Series 1997-A Subordinated Interest Amount shall have been reduced by the Series 1997-A Subordinated Interest Reduction Amount, a distribution shall be made to the holder of the Series 1997-A Subordinated Interest out of remaining funds on deposit in the Series 1997-A Principal Collection Sub- subaccount in an amount equal to the lesser of (x) the Series 1997-A Subordinated Interest Reduction Amount and



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                                                                              25

                          Series 1997-A Supplement

(y) the amount of such remaining funds on deposit in the Series 1997-A Principal Collection Sub-subaccount.

                  (c) Any reduction in the Series 1997-A Invested Amount on any Business Day shall be allocated first to reduce the Available Pricing Amount.

                  (d) (i) On any Business Day to occur after the Issuance Date and prior to the occurrence of the Scheduled Revolving Termination Date, an Early Amortization Event or Potential Early Amortization Event, the Company shall have the right to deliver an irrevocable notice (an "Optional Termination Notice") to the Trustee and the Servicer in which the Company declares that the Series 1997-A Revolving Period shall terminate on the date (the "Optional Termination Date") set forth in such notice (which date, in any event, shall not be less than 10 days from the date on which such notice is delivered).

                  (ii) From and after the Optional Termination Date, the Series 1997-A Amortization Period shall commence for all purposes under this Agreement and the other Transaction Documents. The Trustee shall give prompt written notice of its receipt of an Optional Termination Notice to the Purchasers and each Rating Agency.

                  SECTION 2.07. Reductions of the Commitments. (a) On any Business Day during the Series 1997-A Revolving Period, the Company, on behalf of the Trust, may, upon three Business Days' prior written notice to the Agent (effective upon receipt), with copies to the Servicer and the Trustee, reduce or terminate the Commitments (a "Commitment Reduction") in an aggregate amount equal to $5,000,000 or a whole multiple of $5,000,000 in excess thereof; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 1997-A Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series 1997-A Purchaser Invested Amount) on such date, the Series 1997-A Invested Amount would exceed the Aggregate Commitment Amount then in effect. Each Purchaser's Commitment shall be reduced by such Purchaser's Commitment Percentage of the amount of such Commitment Reduction.

                  (b) Once reduced, the Commitments may not be subsequently reinstated. Upon effectiveness of any such reduction, the Agent shall prepare a revised Schedule 1 to reflect the reduced Commitment of each Purchaser and
Schedule 1 of this Supplement shall be deemed to be

                          Series 1997-A Supplement

automatically superseded by such revised Schedule 1. The Agent shall distribute such revised Schedule 1 to the Company, the Servicer, the Trustee and each Purchaser.

                  SECTION 2.08. Interest; Commitment Fee. (a) Interest shall be payable on the VFC Certificates on each Distribution Date pursuant to subsection 3A.06(a).

                  (b) The Trustee (acting at and in accordance with the written direction of the Servicer upon which the Trustee may conclusively rely) shall pay to the Agent from amounts deposited by the Servicer into the Collection Account, for the pro rata account of the Purchasers in accordance with their Commitment Percentages, on each Distribution Date, a commitment fee (which the Servicer shall specify in such written direction) with respect to each Accrual Period or portion thereof ending on such date (the "Commitment Fee") during the Series 1997-A Revolving Period at a rate equal to (i) at any time prior to the Margin Increase Date, 0.25% per annum and (ii) from and after the Margin Increase Date, 0.375% per annum, in each case of the average daily excess of the Aggregate Commitment Amount over the average Series 1997-A Invested Amount (based on the Series 1997-A Purchaser Invested Amounts calculated without regard to clauses (d) and (e) of the definition thereof) during such Accrual Period; provided that, for purposes of calculating clause
(b) of the Accrued Expense Amount on any date of determination and clause
(a)(i) of the Accrued Expense Adjustment for purposes of clause (A) of the proviso to subsection 3A.03(a)(i) of this Supplement, as they relate to the Commitment Fee, it will be assumed that the average Series 1997-A Invested Amount during the relevant Accrual Period is equal to zero. The Commitment Fee shall be payable (a) monthly in arrears on each Distribution Date, (b) on the Commitment Termination Date and (c) on the Optional Termination Date. To the extent that funds on deposit in the Series 1997-A Accrued Interest Sub-subaccount and the Series 1997-A Non-Principal Collection Sub- subaccount at any such date are insufficient to pay the Commitment Fee due on such date, the Trustee shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency. The Trustee shall not be liable for the payment of the Commitment Fee from its own funds.

                  (c) Calculations of per annum rates and fees under this Supplement shall be made on the basis of a 365- day year with respect to Commitment Fees, other fees, and, except with respect to Eurodollar Tranches, interest rates. Each determination of One-Month LIBOR or the NIBO Rate by


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                                                                              27

                          Series 1997-A Supplement

the Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.


                  SECTION 2.09. Indemnification by the Company and the Servicer. (a) The Company agrees to indemnify and hold harmless the Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a "Company Indemnified Person") from and against any loss, liability, expense, damage or injury (a "Claim") suffered or sustained by such Company Indemnified Person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement or the other Transaction Documents to which it is a party or (ii) in the case of a Claim brought by a third party, (x) a breach of any representation or warranty made or deemed made by the Company (or any of its officers) in any Transaction Document, except to the extent that such Company Indemnified Person would be indemnified and held harmless by an adjustment payment in respect of Ineligible Receivables pursuant to Section 2.05 of the Agreement or (y) a failure by the Company to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of any Pooling and Servicing Agreement or the other Transaction Documents, in any such case including any judgment, award settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or wilful misconduct of such Company Indemnified Person or its officers, directors, agents, principals, employees or employers; provided, however, that any payments made by the Company pursuant to this subsection shall be Company Subordinated Obligations.

                  (b) The Servicer agrees to indemnify and hold harmless the Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a "Servicer Indemnified Person") from and against any Claim by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Servicer pursuant to any Pooling and Servicing Agreement to which it is a party or (ii) in the case of a Claim brought by a third party, (x) a breach of any representation or warranty made or deemed made by the Servicer (or any of its respective officers) in any Pooling and Servicing Agreement or (y) a failure by the Servicer to comply with any applicable law or regulation or to perform its covenants,

                          Series 1997-A Supplement

agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of any Pooling and Servicing Agreement, in any such case including but not limited to any judgment, award, settlement, reasonable attorneys fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or wilful misconduct of such Servicer Indemnified Person or its officers, directors, agents, principals, employees or employers, provided that the Servicer shall not indemnify any Servicer Indemnified Person for any liability, cost or expense of such Servicer Indemnified Person arising solely from a default by an Obligor with respect to any Receivable (except that indemnification shall be made to the extent that such default arises out of its failure to perform its duties or obligations under this Agreement).

                                  ARTICLE III

                         Article III of the Agreement

                  SECTION 3.01 of the Agreement and each other section of
Article III of the Agreement relating to another Series shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section 3.01 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to Series 1997-A:

                  SECTION 3A.02. Establishment of Trust Accounts. (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, (i) for the benefit of the Purchasers and
(ii) in the case of clauses (A) and (B) below, for the benefit (subject to the prior and senior interest of the Purchasers) of the holder of the Series 1997-A Subordinated Interest, (A) a subaccount of the Collection Account (the "Series 1997-A Collection Subaccount"), which subaccount is the Series Collection Subaccount with respect to Series 1997-A; (B) two subaccounts of the Series 1997-A Collection Subaccount: (1) the Series 1997-A Principal Collection Sub- subaccount and (2) the Series 1997-A Non-Principal Collection Sub-subaccount (respectively, the "Series 1997-A Principal Collection Sub-subaccount" and the "Series 1997-A Non-Principal Collection Sub-subaccount"), and (C) a subaccount of the Series 1997-A Non-Principal Collection Sub-subaccount (the "Series 1997-A Accrued Interest Sub-

                                                                             29
                          Series 1997-A Supplement

subaccount"; all accounts established pursuant to this subsection 3A.02(a) and listed on Schedule 2, collectively, the "Trust Accounts"), each Trust Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above. The Trustee, on behalf of the Holders, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Persons (and, for each such Person, to the extent) set forth in clauses (i) and (ii) above. In any case that the Company has not provided applicable written direction as to Eligible Investments to the Trustee, the Trustee shall invest in demand deposits or money market funds that constitute Eligible Investments.

                  (b) All Eligible Investments in the Trust Accounts shall be held by the Trustee, on behalf of the Holders, for the benefit of the Purchasers and, subject to the prior interest of the Purchasers, of the holder of the Series 1997-A Subordinated Interest; provided, however, that funds on deposit in a Trust Account that is a Sub-subaccount of the Series 1997-A Collection Subaccount shall, at the direction of the Company, be invested together with funds held in other Sub-subaccounts of the Collection Account. After giving effect to any distribution to the Company pursuant to subsection 3A.03(b)(i), amounts on deposit and available for investment in the Series 1997-A Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 1997-A Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 1997-A Amortization Period, on or prior to the Business Day immediately preceding the next Distribution Date. Amounts on deposit and available for investment in the Series 1997-A Non-Principal Collection Sub-subaccount and the Series 1997- A Accrued Interest Sub-subaccount shall be invested by the Trustee at the written direction of the Company in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the subsequent Distribution Date. As of the Business Day immediately preceding such subsequent Distribution Date, all interest and other investment earnings (net of losses and investment

                          Series 1997-A Supplement

expenses) on funds deposited in the Series 1997-A Accrued Interest Sub-subaccount shall be deposited in the Series 1997-A Non-Principal Collection Sub-subaccount. All interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 1997-A Principal Collection Sub-subaccount shall be deposited in the Series 1997-A
Non-Principal Collection Sub-subaccount.

                  SECTION 3A.03. Daily Allocations. (a) The portion of the Aggregate Daily Collections allocated to Series 1997-A pursuant to Article III of the Agreement shall be allocated and distributed as set forth in this
Article III by the Trustee based solely on the information provided it by the Servicer in the Daily Report (upon which the Trustee may conclusively rely):

                  (i) on each Business Day, an amount equal to the Accrued Expense Amount for such day (or, during the Series 1997-A Revolving Period, such greater amount as the Company may request in writing) shall be transferred from the Series 1997-A Collection Subaccount to the Series 1997-A Non-Principal Collection Sub-subaccount; provided, that (A) on the tenth Business Day of each Accrual Period (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred), (B) on the day of any Increase occurring after the tenth Business Day of the applicable Accrual Period (and each Business Day thereafter, if necessary, until the full amount of any positive Accrued Expense Adjustment is transferred), (C) on the day of any Decrease occurring after the tenth Business Day of the applicable Accrual Period and (D) on the last Business Day of each Accrual Period, an amount equal to the Accrued Expense Adjustment shall, if such adjustment is a positive amount, be transferred from the Series 1997- A Collection Subaccount to the Series 1997-A Non- Principal Collection Sub-subaccount or, if such adjustment is a negative amount, be transferred from the Series 1997-A Non-Principal Collection Sub-subaccount to the Series 1997-A Collection Subaccount (or deducted from the transfer in respect of the Accrued Expense Amount for such day); and

                  (ii) on each Business Day (including Distribution Dates), following the transfers pursuant to clause (i) above, any remaining funds on deposit in the Series 1997-A Collection Subaccount shall be transferred by the Trustee to the Series 1997-A
         Principal Collection Sub-subaccount.


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                                                                             31
                          Series 1997-A Supplement

                  (b) (i) On each Business Day during the Series 1997-A Revolving Period (including Distribution Dates), after giving effect to (x) all allocations of Aggregate Daily Collections referred to in subpara graphs
(a)(i) and (a)(ii) on such Business Day and (y) any deposit resulting from an Increase, if any, pursuant to Subsection 2.05(c) on such Business Day, amounts on deposit in the Series 1997-A Principal Collection Sub-subaccount shall be distributed by the Trustee, based solely on the information provided to the Trustee by the Servicer in the Daily Report (upon which the Trustee may conclusively rely), (A) first, to pay Excess Program Costs and (B) second, to the Company (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein) in accordance with directions contained in the Daily Report or to such accounts or such persons as the Company may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing); provided that such distribution, whether under clause (A) or (B), shall be made only if no Early Amortization Event set forth in Section 7.01 of the Agreement or subsections
(a), (d) (but only with respect to a Servicer Default set forth in subsection 6.01(e) of the Servicing Agreement), (g), (j) or (k) of Section 5.01 of this Supplement or Potential Early Amortization Event relating to any such Early Amortization Event (other than an event set forth in clause (i) or (ii) of Section 7.01(a) of the Pooling Agreement has occurred and is continuing and only to the extent that if, after giving effect to such distribution, the Series 1997-A Target Receivables Amount would not exceed the Series 1997-A Allocated Receivables Amount; provided further that if the Company or the Servicer, on behalf of the Company, shall have given the Agent and the Trustee irrevocable written notice (effective upon receipt) at least one Business Day prior to such day (or, in the case of the Floating Tranche, notice may be given on such day), the Company or the Servicer may instruct the Trustee in writing (specifying the related amount) to withdraw all or a portion of such amounts on deposit in the Series 1997-A Principal Collection Sub-subaccount and apply such withdrawn amounts toward the reduction of the Series 1997-A Invested Amount and the Series 1997-A Subordinated Interest Amount in accordance with Section 2.06. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Servicer and second from Collections received in the Lockboxes.


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                                                                              32

                          Series 1997-A Supplement

                  (ii) During the Series 1997-A Amortization Period, amounts on deposit in the Series 1997-A Principal Collection Sub-subaccount on each Distribution Date shall be distributed on such Distribution Date in accordance with subsection 3A.06(c). No amounts on deposit in the Series 1997-A Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company or the holder of the Series 1997-A Subordinated Interest during the Series 1997-A Amortization Period.

                  (c) On each Business Day, an amount equal to the Daily Interest Deposit for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Servicer in the Daily Report (upon which the Trustee may conclusively rely), from the Series 1997-A Non- Principal Collection Sub-subaccount to the Series 1997-A Accrued Interest Sub-subaccount provided, that, on each Business Day that a transfer of funds is required to be made in respect of an Accrued Expense Adjustment pursuant to the proviso contained in subsection 3A.03(a)(i), an amount equal to the Daily Interest Adjustment shall, if such adjustment is a positive amount, be transferred from the Series 1997-A Non-Principal Collection Sub-subaccount to the Series 1997-A Accrued Interest Sub-subaccount or, if such adjustment is a negative amount, be transferred from the Series 1997-A Accrued Interest Sub-subaccount to the Series 1997-A Non- Principal Collection Sub-subaccount (or deducted from the transfer in respect of the Daily Interest Deposit for such day).

                  (d) The allocations to be made pursuant to this Section 3A.03 are subject to the provisions of Sections 2.05, 2.06, 7.02, 9.01 and
9.04 of the Agreement.

                  SECTION 3A.04. Determination of Interest. (a) (i) The amount of interest (as reported in writing by the Servicer to the Trustee) distributable with respect to the VFC Certificates ("Series 1997-A Monthly Interest Distribution") on each Distribution Date shall be the aggregate amount of Daily Interest Expense accrued during the immediately preceding Accrual Period.

                  (ii) Following any change in the amount of any Eurodollar Tranche or Floating Tranche during an Accrual Period, the Series 1997-A Monthly Interest shall be calculated by the Servicer with respect to such changed amount for the number of days in the Accrual Period during which such changed amount is outstanding and shall provide written notification to the Trustee of such calculation.


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                                                                              33

                          Series 1997-A Supplement

                  (iii) If the Certificate Rate changes during any Accrual Period, the Servicer shall amend the Monthly Settlement Statement to reflect the adjustment in the Series 1997-A Monthly Interest for such Accrual Period caused by such change and any consequent adjustments and the Servicer shall also provide written notification to the Trustee of any such change in the Certificate Rate. Any amendment to the Monthly Settlement Statement pursuant to this subsection 3A.04(a)(iii) shall be completed by 1:00 p.m. on the day preceding the next Settlement Report Date.

                  (b) On each Distribution Date, the Servicer shall determine the excess, if any (the "Interest Shortfall"), of (i) the aggregate Series 1997-A Monthly Interest Distribu tion for the immediately preceding Accrual Period over (ii) the amount that will be available to be distributed to the Purchasers on such Distribution Date in respect thereof pursuant to this Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Interest") equal to the product of (A) the number of days until such Interest Shortfall shall be repaid divided by 365, (B) the ABR and (C) such Interest Shortfall (or the portion thereof that has not been paid to the Purchasers) shall be payable as provided herein with respect to the VFC Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Interest Shortfall is paid to the VFC Certificateholders.

                  (c) On any Business Day, the Company may, subject to subsection 3A.04(e), elect to allocate all or any portion of the Available Pricing Amount to one or more Eurodollar Tranches with Eurodollar Periods or NIBO Periods commencing on such Business Day by giving the Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Agent prior to 1:00 p.m., New York City time, three Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the Eurodollar Period or NIBO Period for each Eurodollar Tranche to which a portion of the Available Pricing Amount is to be allocated and (iii) the portion of the Available Pricing Amount being allocated to each such Eurodollar Tranche. Promptly upon receipt of each such notice the Agent shall notify each Purchaser of the contents thereof. If the Agent shall not have received timely notice as aforesaid with respect to all or any portion of the Available Pricing Amount, the Monthly Interest Payment on such amount shall be calculated by reference to the ABR.

                          Series 1997-A Supplement

                  (d) Any reduction in the Series 1997-A Invested Amount on any Business Day shall be allocated in the following order of priority:

                  first, to reduce the Unallocated Balance, as appropriate; and

                  second, to reduce the portion of the Series 1997-A Invested Amount allocated to Eurodollar Tranches in such order as the Company may select in order to minimize costs payable pursuant to Section 7.04.

                  (e) Notwithstanding anything to the contrary contained in this Section 3A.04, (i) the portion of the Series 1997-A Invested Amount allocable to each Eurodollar Tranche must be in an amount equal to $500,000 or an integral multiple of $500,000 in excess thereof; (ii) no more than five Eurodollar Tranches shall be outstanding at any one time; (iii) after the occurrence and during the continuance of any Early Amortization Event or Potential Early Amortization Event relating to an Early Amortization Event set forth in subsections (a), (d) (but only with respect to a Servicer Default set forth in sub section 6.01(e) of the Servicing Agreement), (e), (g) or (j) of
Section 5.01 of this Supplement, the Company, may not elect to allocate any portion of the Available Pricing Amount to a Eurodollar Tranche; and (iv) after the end of the Series 1997-A Revolving Period, the Company may not select any Eurodollar Period or NIBO Period that does not end on or prior to the next succeeding Distribution Date.

                  SECTION 3A.05. Determination of Series 1997-A Monthly Principal. (a) Payments of Series 1997-A Principal. The amount (the "Series 1997-A Monthly Principal Payment") distributable from the Series 1997-A Principal Collection Sub-subaccount on each Distribution Date during the Series 1997-A Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; provided, however, that the Series 1997-A Monthly Principal Payment on any Distribution Date shall not exceed the Series 1997-A Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below. Further, on any other Business Day during the Series 1997-A Amortization Period, funds may be distributed from the Series 1997-A Principal Collection Sub-subaccount to the Purchasers in accordance with Section 2.06 of this Supplement.

                          Series 1997-A Supplement

  (b)  Reductions to Series 1997-A Principal.  If, on any
Special Allocation Settlement Report Date, the Series 1997-A Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions of the Servicer upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:


                  (i) the Series 1997-A Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 1997-A Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

                  (ii) then, to the extent that the Series 1997-A Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Series 1997-A Invested Amount shall be reduced (but not below zero) by such remaining Series 1997-A Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

                  (c) Increases to Series 1997-A Principal. If, on any Special Allocation Settlement Report Date, the Series 1997-A Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Servicer upon which the Trustee may conclusively rely) make the following applications (after giving effect to the applications in paragraph (b) of such amount in the following order of priority):

                  (i) the Series 1997-A Invested Amount shall be increased (but only to the extent of any previous reductions of the Series 1997-A Invested Amount pursuant to subsection 3A.05(b)(ii)) by the amount of the Series 1997-A Allocable Recoveries Amount (which shall also be reduced by the amount so applied);

                  (ii) then, to the extent that the Series 1997-A Allocable Recoveries Amount is greater than zero following the applications in clause (i) above, the Series 1997-A Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 1997-A Required Subordinated Amount pursuant to subsection 3A.05(b)(i)) by such remaining Series 1997-A Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

                          Series 1997-A Supplement

                  (d) Servicer Determination. With respect to any distribution or allocations required in this Section 3A.05, the related amount shall be determined by the Servicer and promptly provided in writing by the Servicer to the Trustee.

                  SECTION 3A.06. Applications. (a) The Trustee shall distribute, (i) with respect to Floating Tranches and Eurodollar Tranches with Eurodollar Periods, based solely on the information provided to the Trustee by the Servicer in the Monthly Settlement Statement (upon which the Trustee may conclusively rely) and (ii) with respect to Eurodollar Tranches with NIBO Periods, based solely on the information provided to the Trustee by the

Servicer in the Daily Reports issued during such NIBO Period (upon which the Trustee may conclusively rely), on each Distribution Date, from amounts on deposit in the Series 1997-A Accrued Interest Sub- subaccount, an amount equal to the Series 1997-A Monthly Interest Distribution payable on such Distribution Date (such amount, the "Monthly Interest Payment"), plus the amount of any Monthly Interest Payment previously due but not distributed to the Purchasers on a prior Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the Purchasers on a prior Distribution Date, to the Purchasers.

                  (b) On each Distribution Date, the Trustee shall, based solely on the information provided to the Trustee by the Servicer in the Daily Report (upon which the Trustee may conclusively rely), apply funds on deposit in the Series 1997-A Non-Principal Collection Sub-subaccount in the following order of priority to the extent funds are available:

                  (i) an amount equal to the Series 1997-A Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from the Series 1997-A Non-Principal Collection Sub-subaccount by the Trustee and paid to the Servicer (less any amounts payable to the Trustee pursuant to Section 8.05 of the Agreement which shall be paid to the Trustee); and

                  (ii) an amount equal to any Program Costs due and payable shall be withdrawn from the Series 1997-A Non- Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts.

Any remaining amounts on deposit in the Series 1997-A

                          Series 1997-A Supplement

Non-Principal Collection Sub-subaccount (in excess of the Accrued Expense Amount as of such day) not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 1997-A Subordinated Interest; provided, however, that during the Series 1997-A Amortization Period, such remaining amounts shall be deposited in the Series 1997-A Principal Collection Sub-subaccount for distribution in accordance with subsection 3A.06(c).

                  (c) During the Series 1997-A Amortization Period, the Trustee shall, based solely on the information provided to the Trustee by the Servicer in the Daily Report (upon which the Trustee may conclusively rely), apply, on each Distribution Date, amounts on deposit in the Series 1997-A Principal Collection Sub-subaccount in the following order of priority:

                  (i) if any amounts are owed to the Trustee or any other Person, on account of Servicing Fees incurred in respect of the performance of its responsibilities as Successor Servicer, an amount equal to the product of (a) the amount so owed to such Successor Servicer and (b) a fraction, the numerator of which shall be equal to the Series 1997-A Invested Amount as of the end of the immediately preceding Settlement Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of the immediately preceding Settlement Period shall be transferred from the Series 1997-A Principal Collection Sub-subaccount to the Trustee or such other Person;

                  (ii) following the repayment in full of all amounts set forth in clause (i) above, an amount equal to the Series 1997-A Monthly Principal Payment for such Distribution Date shall be distributed from the Series 1997-A Principal Collection Sub-subaccount to the Purchasers in reduction of the Series 1997-A Invested Amount;

                  (iii) if, following the repayment in full of all amounts set forth in clauses (i) and (ii) above, any amounts are owed to the Trustee or any other Person, on account of its fees, expenses and disbursements incurred in respect of the performance of its responsibilities hereunder (other than pursuant to clause (i) above in the capacity as Successor Servicer), such amounts shall be transferred from the Series 1997-A Principal Collection Sub-subaccount and paid to the Trustee or such other Person; and


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                                                                              38

                          Series 1997-A Supplement

                  (iv) following the repayment in full of all amounts set forth in clauses (i) through (iii) above, the remaining amount on deposit in the Series 1997-A Principal Collection Sub-subaccount on such Distribution Date, if any, shall be distributed to the holder of the Series 1997-A Subordinated Interest.

                                  ARTICLE IV

                           Distributions and Reports

                  Article IV of the Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the VFC Certificates issued pursuant to this Supplement:

                  SECTION 4A.01. Distributions. (a) On each Distribution Date, the Trustee shall distribute to each Purchaser from the account indicated in
Article III an amount equal to the product of (i) the amount to be distributed to the Purchasers pursuant to Article III and (ii) such Purchaser's Commitment Percentage.

                  (b) All allocations and distributions hereunder shall be in accordance with the Daily Report and the Monthly Settlement Statement and shall be made in accordance with the provisions of Section 11.04 hereof and subject to Section 3.01(h) of the Agreement.

                  SECTION 4A.02. Daily Reports. The Servicer shall provide the Agent and the Trustee with a Daily Report in accordance with subsection 4.02(a) of the Servicing Agreement. The Agent shall make copies of the Daily Report available to the Purchasers at their reasonable request at the Agent's office in The City of New York.

                  SECTION 4A.03. Statements and Notices. (a) Monthly Settlement Statements. On each Settlement Report Date (commencing with the Settlement Report Date occurring in December 1997), the Servicer shall deliver to the Trustee and the Agent a Monthly Settlement Statement in the Form of Exhibit E setting forth, among other things,, the Dilution Reserve Ratio, the Minimum Ratio, the Carrying Cost Reserve Ratio and the Servicing Reserve Ratio, each as recalculated for the next succeeding Settlement Period. The Agent shall forward a copy of each Monthly Settlement Statement to any Purchaser upon request by such Purchaser. The Company and the Servicer will deliver copies of all

                          Series 1997-A Supplement

notices, reports (other than Daily Reports), statements and other documents delivered by it pursuant to the Pooling and Servicing Agreements to each Rating Agency.

                  (b) Annual Certificate holders' Tax Statement. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 1998, the Company on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Purchaser, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a Purchaser, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary informa tion as the Company deems necessary to enable the Purchasers to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been prepared by the Servicer and provided to the Trustee or the Agent and to the Purchasers, in each case pursuant to any requirements of the Internal Revenue Code as from time to time in effect. The Trustee shall be under no obligation to prepare tax returns for the Trust.

                  (c) Early Amortization Event/Distribution of Principal Notices. Upon the occurrence of an Early Amortization Event with respect to the Series 1997-A, the Company or the Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Agent. As promptly as reasonably practicable after its receipt of notice of the occurrence of an

Early Amortization Event with respect to Series 1997-A, the Trustee shall give notice (i) to each Rating Agency (which notice shall be given, by telephone or otherwise, not later than the second Business Day after such receipt) and (ii) to the Agent, who in turn shall give notice to each Purchaser. In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Series 1997-A Amortiza tion Period, the Servicer shall direct the Agent to send notice to each Purchaser, which notice shall set forth the amount of principal to be distributed on the related date to the Purchasers with respect to the outstanding VFC Certificates.

                          Series 1997-A Supplement

                                   ARTICLE V

                     Additional Early Amortization Events

                  SECTION 5.01. Additional Early Amortization Events. If any one of the events specified in Section 7.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early Amortization Event") shall occur during the Series 1997-A Revolving Period:

                  (a) (i) failure on the part of the Servicer to direct any payment or deposit to be made, or failure of any payment or deposit to be made, in respect of interest owing on any VFC Certificate or the Commitment Fee within five Business Days of the date such interest or Commitment Fee is due or (ii) failure on the part of the Servicer to direct any payment or deposit to be made, or of the Company to make any payment or deposit in respect of any other amounts owing by the Company, under any Pooling and Servicing Agreement to or for the benefit of the Purchasers within five Business Days of the date such other amount is due or such deposit is required to be made;

                  (b) failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in any Pooling and Servicing Agreement (including each covenant contained in Sections 2.07 and 2.08 of the Agreement) that continues unremedied 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Servicer is an Affiliate of the Company, a Responsible Officer of the Servicer has knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Agent or Purchasers evidencing 25% or more of the Series 1997-A Invested Amount;

                  (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the

         benefit of the Purchasers shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect 30 days after the earlier of (i) the date on which a Responsible Officer of the Company or, so long as the Servicer is an Affiliate of the Company, a Responsible Officer of the Servicer has knowledge of

                          Series 1997-A Supplement

         such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Agent or Purchasers evidencing 25% or more of the Series 1997-A Invested Amount and as a result of such incorrectness, the interests, rights or remedies of the Purchasers have been materially and adversely affected; provided, however, that an Early Amortization Event with respect to Series 1997-A shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to repurchase or make an adjustment payment in respect of the related Receivables and the Company has repurchased or made an adjustment payment in respect of the related Receivable or all such Receivables, if applicable, in accordance with the provisions of any Pooling and Servicing Agreement within 10 Business Days of the day on which the Company was obligated to do so;

                  (d) a Servicer Default with respect to the Servicer other than any Servicer Default that is within subsection 5.01(a) above shall have occurred and be continuing;

                  (e) a Purchase Termination Event shall have occurred and be continuing;

                  (f) a Change in Control shall have occurred;

                  (g) the Series 1997-A Allocated Receivables Amount shall be less than the Series 1997-A Target Receivables Amount for a period of five consecutive Business Days;

                  (h) any of the Agreement, the Servicing Agreement, this Supplement or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, the Servicer, the Seller or any Affiliate thereof shall so assert in writing;

                  (i) the Trust shall for any reason cease to have a valid and perfected first priority undivided ownership or first priority security interest in any of the Trust Assets (subject to no other Liens other than any Permitted Liens) and such cessation would, individually or together with other cessations, have a Material

         Adverse Effect;

                  (j) a Federal tax notice of Lien, in an amount equal to or greater than $2,000,000, shall have been

                          Series 1997-A Supplement

         filed against the Company or the Trust unless such Lien is being contested in compliance with the standard set forth in clause (i) of subsection 2.07(l) of the Agreement or there shall have been delivered to the Trustee and the Rating Agencies proof of release of such Lien;

                  (k) a notice of Lien shall have been filed by the Pension Benefit Guaranty Corporation against the Company or the Trust under
         Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which
         Section 412(n) of the Code or Section 302(f) of ERISA applies and such notice could reasonably be expected to have a Material Adverse Effect with respect to the Company or the Trust unless there shall have been delivered to the Trustee and the Rating Agencies proof of the release of such Lien;

                  (l) one or more judgments for the payment of money (to the extent not bonded or covered by insurance to the reasonable satisfaction of the Agent) shall be rendered against the Company in an aggregate amount greater than $50,000 and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company, the Servicer or the Seller to enforce such judgment or judgments; or

                  (m) the Trust shall issue any Series of Investor Certificates other than the VFC Certificates,

then, in the case of (x) any event described in Section 7.01 of the Agreement (after the applicable grace period (if any) provided for therein) and paragraph (m) above, automatically without any notice or action on the part of the Trustee or Purchasers, an early amortization period shall immediately commence or (y) any other event described above, after the applicable grace period (if any) set forth in the applicable subsection, the Trustee may, and at the written direction of the Majority Purchasers shall, by written notice then given to the Company and the Servicer, declare that an early amortization period has commenced as of the date of such notice with respect to Series 1997-A (any such period under clause (x) or (y) above, an "Early Amortization Period"); provided, however, that in the case of the event described in clause
(g) above, if an Early Amortization Period has not been declared within 10 Business Days from the occurrence of

                          Series 1997-A Supplement

such event, then an Early Amortization Period shall occur automatically unless, (i) prior to the end of such 10 Business Day period, the Series 1997-A Allocated Receivables Amount shall no longer be less than the Series 1997-A Target Receivables Amount and (ii) so long as the Series 1997-A Allocated Receivables Amount continues to be equal to or greater than the Series 1997-A Target Receivables Amount, VFC Certificate holders evidencing 66-2/3% or more of the Series 1997-A Invested Amount shall have waived the occurrence of such event.

                  Notwithstanding the foregoing, a delay or failure in performance referred to in clause (a) above for a period of up to five Business Days after the applicable grace period, or in clause (b) above for a period of up to 30 Business Days after the applicable grace period, will not constitute an Early Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Company and such delay or failure was caused by a Force Majeure Delay. The Company will nevertheless be required to use its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Company shall promptly give the Trustee an Officer's Certificate notifying it of any such delay or failure.

                                  ARTICLE VI

                                 Servicing Fee

                  SECTION 6.01. Servicing Compensation. The portion of the Servicing Fee allocable to Series 1997-A (the "Series 1997-A Monthly Servicing Fee") shall be payable to the Servicer on each Distribution Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction, the numerator of which shall be equal to the Series 1997-A Invested Amount as of the end of the second preceding Settlement Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of such second preceding Settlement Period; provided, however, that, for the purposes of calculating the Accrued Expense Adjustment on the last Business Day of any Accrual Period, such calculation shall be based on the Series 1997-A Invested Amount and Aggregate Invested Amount as of the end of the most recent Settlement Period that has elapsed. To the extent that funds on deposit in the Series 1997-A Non-Principal Collection Sub-subaccount on any such Distribution Date are insufficient to pay the Series 1997-A Monthly Servicing Fee

                          Series 1997-A Supplement

due on such date as set forth in the Monthly Settlement Statement delivered by the Servicer to the Trustee, the Trustee shall so notify the Company and the Company shall immediately pay the Servicer the amount of any such deficiency.

                                  ARTICLE VII

                            Change in Circumstances

                  SECTION 7.01. Illegality. Notwithstanding any other provision herein, if, after the Issuance Date, the adoption of or any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Purchaser to make or maintain its portion of the VFC Certificate holders' Interest in any Eurodollar Tranche then, by written notice to the Agent, the Trustee and the Company, such Purchaser may declare that the portion of each Eurodollar Tranche applicable to such Purchaser shall thereafter be calculated by reference to the ABR (such calculation to be performed by the Servicer). For purposes of this Section 7.01, a notice to the Agent, the Trustee or the Company by any Purchaser shall be effective as to each Eurodollar Tranche, if lawful, on the last day of the Eurodollar Period or NIBO Period currently applicable to such Eurodollar Tranche; in all other cases such notice shall be effective on the date of receipt by the Agent, the Trustee or the Company, as applicable.

                  SECTION 7.02. Requirements of Law. (a) Notwith standing any other provision herein, if after the Issuance Date any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law):

                  (i) shall change the basis of taxation of payments to any Purchaser in respect of the Transaction Documents (except for changes in respect of (A) taxes imposed on the overall net income of such Purchaser by the jurisdiction which such Purchaser has its principal office or by any political subdivision or taxing authority therein and (B) Excluded Taxes or Non- Excluded Taxes described in Section 7.03); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets or deposits with or for the account of credit

                          Series 1997-A Supplement

         extended by, any office of such Purchaser which is not otherwise included in the determination of the Eurodollar Rate;


and the result of any of the foregoing shall be to increase the cost to such Purchaser by an amount deemed by such Purchaser to be material, of making, converting into, continuing or maintaining Eurodollar Tranches or to reduce any amount receivable hereunder in respect thereof, then, from time to time, the Company will pay to such Purchaser upon demand such additional amount or amounts as will compensate such Purchaser for such additional costs incurred or reduction suffered.

                  (b) If any Purchaser shall have determined that the adoption after the Issuance Date of any law, rule, regulation or guideline regarding capital adequacy or any change after the Issuance Date in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by such Purchaser or any corporation controlling such Purchaser with any request or directive regarding capital adequacy (whether or not having the force of law) made or issued after the date hereof by any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Purchaser's or such corporation's capital as a consequence of this Agreement or its obligations pursuant hereto to a level below that which such Purchaser or such corporation would have achieved but for such adoption, change or compliance (taking into consideration such Purchaser's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Purchaser or such corporation to be material, then from time to time, the Company shall promptly pay to such Purchaser or such corporation such additional amount or amounts as will compensate such Purchaser or such corporation for any such reduction suffered.

                  (c) A certificate of each Purchaser setting forth such amount or amounts as shall be necessary to compensate such Purchaser or any corporation controlling such Purchaser as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Company (with a copy to the Agent) and shall be conclusive absent manifest error. The Company shall pay each Purchaser the amount shown as due on any such certificate delivered by it within 10 days of its receipt of same.

                          Series 1997-A Supplement

                  (d) In the event any Purchaser delivers a notice pursuant to paragraph (e) below, the Company may require, at the Company's expense and subject to Section 7.04, such Purchaser to assign, at par plus accrued interest and fees, without recourse (in accordance with Section 11.10) all its interests, rights and obligations hereunder (including, in the case of a Purchaser, all of its portion of the VFC Certificate holders' Interest) to a financial institution specified by the Company, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the Company shall have received the written consent of the Agent (which consent shall not be unreasonably withheld) to such assignment and (iii) the Company shall have paid to the assigning Purchaser all monies accrued and owing hereunder to it (including pursuant to this Section 7.02).

                  (e) Promptly after any Purchaser has determined, in its sole judgment, that it will make a request for increased compensation pursuant to this Section 7.02, such Purchaser will notify the Company thereof. Failure on the part of any Purchaser so to notify the Company or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Purchaser's right to demand compensation with respect to such period or any other period, provided that the Company shall not be under any obligation to compensate any Purchaser under paragraph (b) above with respect to increased costs or reductions with respect to any period prior to the date that is six months prior to such request if such Purchaser knew or could reasonably have been expected to be aware of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in a claim for increased compensation by reason of such increased costs or reductions and provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any law, regulation, rule, guideline or directive as aforesaid within such six-month period. The protection of this
Section 7.02 shall be available to each Purchaser regardless of any possible contention as to the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                  SECTION 7.03. Taxes. (a) Any and all payments by the Company to the Agent or the Purchasers hereunder or under the other Transaction Documents shall be made free and

                          Series 1997-A Supplement

clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of the Agent or any Purchaser, taxes that would not be imposed but for a connection between such Purchaser or the Agent (as the case may be) and the jurisdiction imposing such tax, other than a connection arising solely by virtue of the activities of such Purchaser or the Agent (as the case may be) pursuant to or in respect of this Agreement or under any other Transaction Document or any transaction hereunder or thereunder; (ii) any taxes imposed on the Agent or such Purchaser as a result of payments not related to the VFC Certificates or this Supplement; (iii) any taxes that would not have been imposed but for the failure of the Agent or such Purchaser, as applicable, to provide and keep current to the extent required by law any certification or other documentation required to be furnished by the Agent or such Purchaser under Subsection 7.03(f) of this Supplement; (iv) any taxes imposed as a result of a change (other than a change mandated by law or this Agreement) by the Agent or any Purchaser of the office in which any VFC Certificate is held, accounted for or booked; and (v)

any Withholding Taxes (as defined in Subsection 7.03(g) below) except to the extent provided in Subsection 7.03(g) below (all such excluded taxes being referred to hereinafter as "Excluded Taxes" and all such taxes, levies, imposts, deductions, charges, withholdings and liabilities other than Excluded Taxes being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder or under any other Transaction Document to any Purchaser or the Agent, (i) the sum payable by the Company shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.03) such Purchaser or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Transaction Document (hereinafter referred to as "Other Taxes").

                          Series 1997-A Supplement

                  (c) The Company will indemnify each Purchaser and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 7.03) paid by such Purchaser or the Agent, as the case may be, and any liability (including penalties, interest and expenses including reasonable attorney's fees and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability prepared by a Purchaser or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes, provided that if the Company reasonably believes that such Taxes were not correctly or legally asserted, such Purchaser or the Agent, as the case may be shall use reasonable efforts to cooperate with the Company to obtain a refund of such Taxes or Other Taxes. Such indemnification shall be made within 10 days after the date any Purchaser or the Agent, as the case may be, makes written demand therefor. If a Purchaser or the Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the Company of the availability of such refund and shall, within 30 days after receipt of a request by the Company, pursue or timely claim such refund at the Company's expense. If any Purchaser or the Agent receives a refund in respect of any Taxes or Other Taxes for which such Purchaser or the Agent has received payment from the Company hereunder, it shall promptly repay such refund (plus any interest received) to the Company (but only to the extent of indemnity payments made, or additional amounts paid, by the Company under this Section 7.03 with respect to the Taxes or Other Taxes giving rise to such refund), provided that the Company, upon the request of such Purchaser or the Agent, agrees to return such refund (plus any penalties, interest or other charges required to be paid) to such Purchaser or the Agent in the event such Purchaser or the Agent is required to repay such refund to the relevant taxing authority.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Company in respect of any payment to any Purchaser or the Agent, the Company will furnish to the Administrative Agent, at its address referred to in Section 11.09, the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section
7.03 shall survive the

                          Series 1997-A Supplement

payment in full of principal and interest hereunder and the termination of the Trust.

                  (f) The Agent and each of the Purchasers (or Transferees) agrees that, prior to the date on which the first interest payment on a VFC Certificate is due hereunder, it will deliver to the Servicer and the Trustee
(i) if the Agent or such Purchaser is not incorporated under the laws of the United States or any State thereof (a "Non- U.S. Person"), two duly completed copies of the United States Internal Revenue Service Form 4224 or successor applicable or required form and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable or required form. The Agent and each Purchaser also agree to deliver to the Servicer and the Trustee two further copies of the said Form 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Servicer and the Trustee and such extensions or renewals thereof as may reasonably be requested by the Servicer or the Trustee, unless in any such case the Agent or such Purchaser is unable to deliver any such form due to a change in law prior to the date on which any such delivery would otherwise be required which renders any such form inapplicable. Notwithstanding any provision of this Supplement or the Agreement to the contrary, the Servicer and the Trustee shall be entitled to withhold or cause such withholding, and additional amounts in respect of Taxes need not be paid under this Section 7.03, with respect to the Agent, a Purchaser, a Participant or an Acquiring Purchaser in the event that such Person fails to provide all of the forms and statements required pursuant to this paragraph (f) to the Servicer and the Trustee.

                  (g) None of the Trustee, the Servicer or the Company shall withhold with respect to any payments to the Agent or the Purchasers pursuant to Section 1446 of the Code (a "Withholding Tax") except as provided in this paragraph (g) and only if such withholding is required pursuant to a written determination received by the Trustee, the Servicer or the Company from the Internal Revenue Service. Following such determination, notwithstanding anything to the contrary in this Section 7.03, each Purchaser, Acquiring Purchaser or Participant which is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) agrees that, upon written notice by the Trustee or the Company to such Purchaser, Acquiring Purchaser or

                          Series 1997-A Supplement

Participant, as the case may be, that the Trustee, the Servicer or the Company intends to withhold Withholding Tax (such determination being a "Withholding Event"):

                  (i) such Purchaser, Acquiring Purchaser or Participant shall for tax years for which the Purchaser, Acquiring Purchaser or Participant has already filed United States federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event and as a condition to the obligations of the Servicer and the Trustee pursuant to Subsection 7.03(a), provide (A) a signed Officer's Certificate of such Purchaser, Acquiring Purchaser or Participant stating that amounts paid hereunder have been included in such Purchaser's, Acquiring Purchaser's or Participant's United States federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Trustee and Company in asserting to the Internal Revenue Service the applicability of Section 1463 of the Code with respect to its liability for any Withholding Tax for each such Prior Tax Year and (B) provide information to the Trustee and the Company or, at the option of such Purchaser, Acquiring Purchaser or Participant, to the Internal Revenue Service in support of the application of Section 1463 of the Code for each such Prior Tax Year;

                  (ii) if Section 1463 of the Code is not applicable for any Prior Tax Year of such Purchaser, Acquiring Purchaser or Participant because such Purchaser, Acquiring Purchaser or Participant did not properly pay the United States federal income tax due on amounts payable on its VFC Certificates or hereunder during such Prior Tax Year, the Purchaser, Acquiring Purchaser or Participant shall indemnify the Trust, the Trustee and the Company for any Withholding Tax (and any interest and penalties thereon) payable by the Trustee, the Company, the Servicer or the Trust on such amounts that are attributable to such Prior Tax Year and with respect to which such Purchaser, Acquiring Purchaser or Participant did not properly pay such United States federal income tax; and

                  (iii) all payments to any Purchaser, Acquiring Purchaser or Participant shall be made without deduction for any Withholding Tax and the Company shall be solely responsible for paying any

         Withholding Tax. At the time and to the extent such Purchaser, Acquiring Purchaser or Participant receives an actual tax benefit


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                                                                              51

                          Series 1997-A Supplement

         from the Company's payment of such Withholding Tax (including, a reduction in estimated tax payments due), such Purchaser, Acquiring Purchaser or Participant shall reimburse the Company to the extent of such benefits.

                  Notwithstanding any other provision contained in this Agreement or in any Supplement, the Servicer and the Company shall be required to determine and notify the Trustee when withholding is appropriate under this
Section 7.03, and the Trustee shall not be liable for, and shall not be required to pay from its own funds, the amount of any Withholding Taxes or any related penalties or fines. To the extent that any amounts relating to any such withholding are paid by the Trustee from its own funds, such amounts shall be promptly reimbursed to the Trustee by the Company, the Servicer and each Purchaser.

                  SECTION 7.04. Indemnity. The Company agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense which such Purchaser may sustain or incur as a consequence of (a) default by the Company in making a borrowing of, conversion into or continuation of a Eurodollar Tranche after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, or (b) default by the Company in making any prepayment in connection with a Decrease after the Company has given irrevocable notice thereof in accordance with the provisions of Section 2.06 of this Supplement or (c) the making of a prepayment of a Eurodollar Tranche prior to the termination of the Eurodollar Period or NIBO Period for such Eurodollar Tranche. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the Eurodollar Period or NIBO Period (or in the case of a failure to borrow, convert or continue, the Eurodollar Period or NIBO Period that would have commenced on the date of such prepayment or of such failure) in each case at the applicable rate of interest for such Eurodollar Tranche provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Purchaser) which would have accrued to such Purchaser on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market; provided that any payments made by the Company pursuant to this Section shall be Company Subordinated Obligations. This


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                                                                              52

                          Series 1997-A Supplement

covenant shall survive the termination of this Supplement and the payment of all amounts payable hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Purchaser to the Company shall be conclusive absent manifest error.

                  SECTION 7.05. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. If (a)(i) any Purchaser delivers a notice described in Section 7.02 or (ii) the Company is required to pay any additional amount or indemnification payment to any Purchaser pursuant to Sections 7.03 or 7.04, the Company may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in subsection 11.10(b)), upon notice to such Purchaser and the Agent, require such Purchaser to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 11.10), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Purchaser, if another Purchaser accepts such assignment); provided that (A) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (B) the Company shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, and (C) the Company or such assignee shall have paid to the affected Purchaser in immediately available funds an amount equal to the sum of the principal of, and interest accrued to the date of such payment on, the outstanding VFC Certificates of such Purchaser plus all fees and other amounts accrued for the account of such Purchaser hereunder (including any amounts under Sections 7.02, 7.03 and 7.04); and provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Purchaser's notice under
Section 7.02 or the amounts paid pursuant to Sections 7.03 or 7.04, as the case may be, cease to cause such Purchaser to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 7.02, or cease to result in amounts being payable under Sections 7.03 or 7.04, as the case may be (including as a result of any action taken by such Purchaser pursuant to subsection 7.05(b) below), or if such Purchaser shall withdraw its notice under Section 7.02 or shall waive its right to further payments under Sections
7.03 or 7.04 in respect of such circumstances or event, as the case may be, then such Purchaser shall not thereafter be required to make any such transfer and assignment hereunder.


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                                                                              53

                          Series 1997-A Supplement

                  (b) If (i) any Purchaser delivers a notice described in
Section 7.02 or (ii) the Company is required to pay any additional amount to any Purchaser (or Transferee), pursuant to Sections 7.03 or 7.04, then such

Purchaser shall use reasonable efforts (which shall not require such Purchaser to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by the Company or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would enable it to withdraw its notice pursuant to Section 7.02 or would reduce amounts payable pursuant to Sections 7.03 or 7.04, as the case may be, in the future. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Purchaser in connection with any such filing or assignment, delegation and transfer.

                  SECTION 7.06. Limitation. The obligations of the Company under this Article VII shall be limited by Section 11.13.

                                 ARTICLE VIII

                   Covenants, Representations and Warranties

                  SECTION 8.01. Representations and Warranties of the Company and the Servicer. The Company and the Servicer each hereby represents and warrants to the Trustee, the Agent and each of the Purchasers that each and every of their respective representations and warranties contained in the Agreement and, in the case of the Servicer, the Servicing Agreement is true and correct as of the Issuance Date and as of the date of each Increase.

                  SECTION 8.02. Covenants of the Company and the Servicer. The Company and the Servicer hereby agree, in addition to their obligations under the Agreement and the Servicing Agreement, that:

                  (a) they shall not terminate the Agreement unless in compliance with the terms of the Agreement and the Supplement relating to each Outstanding Series;

                  (b) they will (i) provide the Agent with evidence, satisfactory to the Agent, of the establishment of


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                                                                             54

                          Series 1997-A Supplement

         computer back-up systems (in accordance with the time limits set forth in Schedule 3) and (ii) within 90 days of the Issuance Date, deliver to the Trustee executed copies of any landlord waivers (or the lease containing such waiver provisions), in a form reasonably acceptable to the Trustee, that may be necessary to grant to the Trustee access to any leased premises of the Servicer for which the Trustee may require access to perform the collection and administrative functions to be performed by the Trustee under the Transaction Documents;


                  (c) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which each is a party;

                  (d) they shall afford the Agent or any representative of the Agent access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice, for purposes of inspection and shall permit the Agent or any representative of the Agent to visit any of the Company's or the Servicer's, as the case may be, offices or properties during regular business hours and as often as may reasonably be requested, subject to the Company's or the Servicer's, as the case may be, normal security and confidentiality requirements and to discuss the business, operations, properties, financial and other conditions of the Company or the Servicer with their respective officers and employees and with their Independent Public Accountants; provided that the Agent shall notify the Company or the Servicer, as the case may be, prior to any contact with such accountants and shall give the Company or the Servicer the opportunity to participate in such discussions; and

                  (e) they shall not waive the provisions of subsections 7.01(d), (e)(i),(g) and (h)of the Receivables Sale Agreement without the consent of the Agent.

                  SECTION 8.03. Covenants of the Servicer.  The
Servicer hereby agrees that it shall:

                  (i) observe each and all of its respective covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects;


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                                                                              55

                          Series 1997-A Supplement

                  (ii) provide to the Agent, simultaneously with delivery to the Trustee or the Rating Agencies, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee or the Rating Agencies pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Servicer with respect to the Transaction Documents; and

                  (iii) provide notice to the Agent of the appointment of a Successor Servicer pursuant to Section 6.02 of the Servicing Agreement; and


                  (iv) (A) immediately notify the Trustee and the Agent upon receipt of notification from the Seller that in connection with any Supplier Quality Assurance review relating to the GMT 800 Program, an officer of the Seller has received notice from GM that such review is unsatisfactory in any material respect, (B) keep the Trustee and the Agent reasonably informed of the corrective actions being taken by the Seller and (C) promptly notify the Trustee and the Agent of the commencement and termination of any GMT/PPAP Rejection Period.

                  SECTION 8.04. Covenant of the Company. The Company hereby agrees that it shall not permit any amendment, supplement, modification or waiver or exercise any consent rights granted to it under the Receivables Sale Agreement with respect to the GM Agreements unless (i) such amendment, supplement, modification or waiver or such exercise of consent rights would not have an adverse effect on the interests, rights or remedies of the Trustee or the Investor Certificateholders under or with respect to the transaction documents or (ii) the Agent shall have consented in writing to such amendment, supplement, modification or waiver or such exercise of consent rights.

                  SECTION 8.05. Obligations Unaffected. The obligations of the Company and the Servicer to the Agent and the Purchasers under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.


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                                                                              56

                          Series 1997-A Supplement

                  SECTION 8.06. Representations and Warranties of the Initial Purchasers and any Acquiring Purchasers. Each Initial Purchaser and any Acquiring Purchaser represents, warrants and covenants to the Company that:

                  (a) it is not a trust, estate, partnership or "S Corporation" (within the meaning of Section 1361(a) of the Code) for United States federal income tax purposes, or if it is such an entity, the value of the entity's interest in the VFC Certificates is less than 50% of the total value of all the entity's assets;

                  (b) it has not acquired and agrees that it will not sell, trade or transfer any interest in a VFC Certificate or cause a Participation or any other interest in a VFC Certificate or this Supplement, to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code (and the Treasury regulations promulgated thereunder) including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations;

                  (c) it is the sole beneficial owner of its VFC Certificates and it will remain the sole beneficial owner of such VFC Certificates until such time as such VFC Certificates, or any Participation or other interest therein, are sold, assigned or otherwise transferred in accordance with

Section 11.10 of this Supplement; and

                  (d) it will not sell, assign or transfer any VFC Certificate, or any Participation or other interest therein, except as allowed and to the extent permitted under Section 11.10 of this Supplement.

                                  ARTICLE IX

                             Conditions Precedent

                  SECTION 9.01. Conditions Precedent to Effectiveness of Supplement. This Supplement will become effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) Transaction Documents. The Agent shall have received an original copy for itself and photocopies for each Purchaser, each executed and delivered in form and substance satisfactory to the Agent, of (i) the Agreement executed by a duly authorized officer of each of the


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                                                                              57

                          Series 1997-A Supplement

Company, the Servicer and the Trustee, (ii) this Supplement executed by a duly authorized officer of each of the Company, the Servicer, the Trustee, the Agent and the Initial Purchasers and (iii) the other Transaction Documents duly executed by the parties thereto.

                  (b) Corporate Documents; Corporate Proceedings of the Company and Servicer. The Agent shall have received, with a copy for each Purchaser, from the Company, the Seller and the Servicer, complete copies of:

                  (i) the certificate of incorporation including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                  (ii) a certificate of the Secretary or Assistant Secretary of such Person dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the By-laws of such Person, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and in the case of the Company, the execution, sale and delivery of the VFC Certificates, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Effective Date, (C) that the certificate of incorporation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of the Secretary of State of the state of incorporation of such Person furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

                  (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or


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                                                                              58

                          Series 1997-A Supplement

         Assistant Secretary executing the certificate pursuant to clause (ii) above.

                  (c) Good Standing Certificates. The Agent shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Company, the Servicer and the Seller, in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company, the Servicer or the Seller, as the case may be.

                  (d) Consents, Licenses, Approvals, Etc. The Agent shall have received, with a photocopy for each Purchaser, certificates dated the Effective Date of the President, Vice Chairman, Chief Financial Officer or any Vice President of the Company, the Servicer and the Seller either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Company, the Servicer or the Seller, as the case may be, of the Agreement, this Supplement, the Receivables Sale Agreement and/or the Servicing Agreement, as the case may be, and the validity and enforceability of the Agreement, this Supplement, the Receivables Sale Agreement and/or the Servicing Agreement against the Company, the Servicer or the Seller, as the case may be, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required.

                  (e) Filings, Registrations and Recordings. Any documents (including, without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Receivables by the Seller to the Company pursuant to the Receivables Sale Agreement and (ii) to create, in favor of the Trustee, a perfected ownership/perfected first security interest in the Trust Assets under the Agreement with respect to which an ownership/security interest may be perfected by a filing under the UCC or other comparable statute shall, in each case, have been properly prepared for filing in each office in each jurisdiction where required pursuant to the Agreement or the Receivables Sale Agreement, as the case may be. The Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or


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                          Series 1997-A Supplement

recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

                  (f) Lien Searches. The Agent and the Trustee shall have received the results of a recent search satisfactory to the Agent of any UCC filings (or equivalent filings) made with respect to the Company and the Seller in the states (or other jurisdictions) in which the chief executive office of the Company and the Seller is located, any offices of the Company and the Seller in which records have been kept relating to the Receivables and the other jurisdictions in which UCC filings (or equivalent filings) were made pursuant to the preceding subsection, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Agent that any Liens disclosed by such search would be Permitted Liens or have been released.

                  (g) Legal Opinions. The Agent and the Trustee shall have received, with a counterpart for each Purchaser, opinions (i) of counsel to the Company, the Servicer and the Seller, dated the Issuance Date, as to corporate, tax, bankruptcy, perfection and other matters, in form and substance acceptable to the Agent and its counsel and (ii) opinions of local counsel to the Company, the Servicer and the Seller, dated the Issuance Date, as to certain corporate, state tax, perfection, priority and other matters, in form and substance acceptable to the Agent and its counsel.

                  (h) Fees. The Agent, the Initial Purchaser and the Trustee shall have received payment of all fees and other amounts due and payable to any of them on or before the Effective Date.

                  (i) Funding Under Credit Agreement. The initial funding under the Credit Agreement shall have occurred or shall occur simultaneously with the Effective Date.

                  (j) Conditions Under the Receivables Sale Agreement. A Responsible Officer of the Company shall have certified that all conditions to the obligations of the Company and the Seller under the Receivables Sale Agreement shall have been satisfied in all material respects.

                  (k) Copies of Written Policies. The Agent and the Trustee shall have received copies of the written


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                                                                              60

                          Series 1997-A Supplement

Policies of the Seller in form and substance reasonably acceptable to the Agent.

                  (l) Company's Board of Directors. The composition of the Company's Board of Directors (including one independent director) shall be reasonably acceptable to the Agent; provided, however, that a second independent director shall be appointed to the Board of Directors upon the request of the Agent.

                  (m) Financial Statements. The Agent and the Trustee shall have received a pro forma balance sheet for the Company giving effect to all transactions occurring on or before the Issuance Date. The Agent shall have received the consolidated balance sheets and statements of income, stockholders' equity and cash flows of American Axle & Manufacturing, Inc. and its respective subsidiaries on a consolidated basis (i) as of and for the fiscal year ended December 31, 1996, audited by and accompanied by the opinion of Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarter ended June 30, 1997, certified by its chief financial officer.

                  (n) Solvency Letter. The Agent and the Trustee shall have received a solvency letter, in form and substance satisfactory to the Agent from Murray, Devine & Co., as to the solvency of the Servicer after giving effect to the transactions occurring on or before the Issuance Date.

                  (o) Representations and Warranties. The representations and warranties of the Company and the Servicer in the Agreement and this Supplement shall be true and correct in all material respects.

                                   ARTICLE X

                                   The Agent

                  SECTION 10.01. Appointment. Each Purchaser hereby irrevocably designates and appoints the Agent as the agent of such Purchaser under this Supplement and each such Purchaser irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, the Agent shall not have any duties or


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                          Series 1997-A Supplement


responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Agent.

                  SECTION 10.02. Delegation of Duties. The Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Company or the Servicer), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  SECTION 10.03. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Agreement or this Supplement (x) with the consent or at the request of the Majority Purchasers or (y) in the absence of its own gross negligence or wilful misconduct or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement or any other Transaction Document or for any failure of the Company to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement or any other Transaction Document, or to inspect the properties, books or records of the Company.

                  SECTION 10.04. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any VFC Certificate, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other documents or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the


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                                                                             62

                          Series 1997-A Supplement

Company or the Servicer), independent accountants and other experts selected by the Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Agent may deem and treat the payee of any VFC Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the

Agent. The Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Majority Purchasers as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of the Majority Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding.

                  SECTION 10.05. Notice of Servicer Default or Early Amortization Event or Potential Early Amortization Event. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Servicer Default with respect to the Servicer or any Early Amortization Event or Potential Early Amortization Event hereunder unless the Agent has received written notice from a Purchaser, the Company or the Servicer referring to the Agreement or this Supplement, describing such Servicer Default or Early Amortization Event or Potential Early Amortization Event and stating that such notice is a "notice of a Servicer Default with respect to the Servicer" or a "notice of an Early Amortization Event or Potential Early Amortization Event", as the case may be. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Purchasers, the Trustee, the Company and the Servicer. The Agent shall take such action with respect to such Servicer Default or Early Amortization Event or Potential Early Amortization Event as shall be reasonably directed by the Majority Purchasers; provided that unless and until the Agent shall have received such directions and indemnifica tion satisfactory to the Agent from the Purchasers, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Servicer Default or Early Amortization Event or Potential Early Amortization Event as it shall deem advisable in the best interests of the Purchasers.


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                  SECTION 10.06. Non-Reliance on Agent and Other Purchasers.
Each Purchaser expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Agent to any Purchaser. Each Purchaser represents to the Agent that it has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Supplement. Each Purchaser also represents that it will, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  SECTION 10.07. Indemnification. The Purchasers agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company and the Servicer and without limiting the obligation of the Company and the Servicer to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the Commitment Termination Date, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obliga tions, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed or, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Supplement any of the

                          Series 1997-A Supplement

other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or wilful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

                  SECTION 10.08. Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, the Servicer or any of their Affiliates as though the Agent were not the Agent hereunder. With respect to any VFC Certificate held by the Agent, the Agent shall have the same rights and powers under this Supplement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Purchaser" and "Purchasers" shall include the Agent in its individual capacity.

                  SECTION 10.09. Successor Agent. The Agent may resign as Agent upon 10 days' notice to the Purchasers. If the Agent shall resign as

Agent under this Supplement, then the Majority Purchasers shall appoint from among the Purchasers a successor agent for the Purchasers, which successor agent shall be approved by the Company and the Servicer (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Supplement. After any retiring Agent's resignation as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Supplement.

                          Series 1997-A Supplement

                                  ARTICLE XI

                                 Miscellaneous

                  SECTION 11.01. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  SECTION 11.02. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 11.03. Further Assurances. Each of the Company, the Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Agent or Majority Purchasers more fully to effect the purposes of this Supplement and the sale of the VFC Certificates hereunder, including, without limitation, in the case of the Company and the Servicer, the execution of any financing or continuation statements or similar documents relating to the Receivables and the other Trust Assets for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction; provided that in the case of the Trustee, in furtherance and without limiting the generality of subsection 8.01(d) of the Agreement, the Trustee shall have received a reasonable assurance of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

                  SECTION 11.04. Payments. Each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, if to the Purchasers, at the office of the Agent set forth below its signature hereto. On each Distribution Date, the Agent shall remit in like funds to each Purchaser its applicable pro rata share (based on each such Purchaser's Series 1997-A Invested Amount) of each such payment received by the Agent for the account of the Purchasers.


                  SECTION 11.05. Costs and Expenses. The Company agrees to pay all reasonable fees, out-of-pocket costs and expenses of the Agent (including, without limitation, reasonable fees and disbursements of one counsel to the Agent) in connection with (i) the preparation, execution and delivery of this Supplement, the Agreement and the other

                          Series 1997-A Supplement

Transaction Documents and amendments or waivers of any such documents and (ii) the enforcement by the Agent of the obligations and liabilities of the Company and the Servicer under the Agreement, this Supplement or any related document; provided, however, that any payments made by the Company pursuant to this Section shall be Company Subordinated Obligations.

                  SECTION 11.06. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Agent or any Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 11.07. Amendments. (a) Subject to sub section (c) of this Section 11.07, this Supplement may be amended in writing from time to time by the Servicer, the Company and the Trustee, with the consent of the Agent but without the consent of any holder of any outstanding VFC Certificate, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions to or changing in any manner or eliminating any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Officer's Certificate delivered to the Trustee upon which the Trustee may conclusively rely, have a material adverse effect on the interests of the VFC Certificate holders (but, to the extent that the determination of whether such action would have such a material adverse effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered to the Trustee in addition to such Officer's Certificate); provided further that any amendment that is entered into to provide additional Enhancement for any Outstanding Series shall be deemed to have no such material adverse effect. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below that affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

                          Series 1997-A Supplement

                  (b) Subject to subsection (c) of this Section 11.07, this Supplement may also be amended (other than in the circumstances referred to in subsection (a)) in writing from time to time by the Servicer, the Company and the Trustee with the consent of the Majority Purchasers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the VFC Certificateholders; provided, however, that no such amendment shall, unless signed or consented to in writing by all Purchasers, (i) extend the time for payment, or reduce the amount, of any amount on money payable to or for the account of any Purchaser under any provision of this Supplement, (ii) subject any Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Purchaser) or (iii) change the Aggregate Commitment Amount or the number of Purchasers which shall be required for any action under this subsection or any other provision of this Supplement.

                  (c) Any amendment hereof can be affected without the Agent being a party thereto; provided, however, that no such amendment, modification or waiver of this Supplement that affects rights or duties of the Agent shall be effective unless the Agent shall have given its prior written consent thereto.

                  (d) No amendment hereof pursuant to clause (b) above shall be effective until the Rating Agency Condition is satisfied (unless Series 1997-A has not been rated, in which case this Subsection 11.07(d) shall not apply).

                  SECTION 11.08. Severability. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

                  SECTION 11.09. Notices. All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Servicer and the Trustee, in the manner set forth in Section
10.05 of the Agreement and (ii) in the case of the Agent, each Purchaser and the Rating Agencies, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, (A) in the case of

                          Series 1997-A Supplement


the Agent and each Purchaser, at their respective addresses set forth below their names on Schedule 1 hereto and (B) in the case of the Rating Agencies, at the addresses notified by such Rating Agencies; or to such other address as may be hereafter notified by the respective parties hereto.

                  SECTION 11.10. Successors and Assigns. (a) Subject to subsection 11.10(h), this Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (b) Any Purchaser may assign to one or more assignees (any such assignee shall be referred to herein as an "Acquiring Purchaser") all or a portion of its interests, rights and obligations under this Supplement and the Transaction Documents; provided, however, that (i) except in the case of an assignment to a Purchaser or an Affiliate thereof, the Company must give its prior written consent to such assignment (which consent shall not in either case be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Purchaser, the amount of the Commitment of the assigning Purchaser subject to each such assignment (determined as of the date the Commitment Transfer Supplement with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000, (iii) the parties to each such assignment shall execute and deliver to the Agent the Commitment Transfer Supplement, substantially in the form of Exhibit B, together with a processing and recordation fee of $3,500 and (iv) the Acquiring Purchaser, if it shall not be a Purchaser, shall deliver to the Agent an Administrative Questionnaire, substantially in the form of Exhibit C. Upon acceptance and recording pursuant to paragraph (e) of this Section 11.10, from and after the effective date specified in each Commitment Transfer Supplement, which effective date shall be at least five Business Days after the execution thereof, (A) the Acquiring Purchaser thereunder shall be a party hereto and, to the extent of the interest assigned by such Commitment Transfer Supplement, have the rights and obligations of a Purchaser under this Supplement and (B) the assigning Purchaser thereunder shall, to the extent of the interest assigned by such Commitment Transfer Supplement, be released from its obligations under this Supplement and the other Transaction Documents (and, in the case of an Commitment Transfer Supplement covering all or the remaining portion of an assigning Purchaser's rights and obligations under this Supplement and the other Transaction Documents, such Purchaser shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 7.01,

                          Series 1997-A Supplement

7.02, 7.03, 7.04 and 11.05, as well as to any fees accrued for its account and not yet paid).

                  (c) By executing and delivering a Commitment Transfer Supplement, the assigning Purchaser thereunder and the Acquiring Purchaser thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Purchaser warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its VFC Certificates, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Commitment Transfer Supplement; (ii) except as set forth in (i) above, such assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Supple ment, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Seller, the Company or the Servicer, or the performance or observance by the Seller, the Company or the Servicer of any of its obligations under this Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such Acquiring Purchaser represents and warrants that it is legally authorized to enter into such Commitment Transfer Supplement; (iv) such Acquiring Purchaser confirms that it has received a copy of this Supplement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Transfer Supplement; (v) such Acquiring Purchaser will independently and without reliance upon the Agent, the Trustee, the assigning Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Supplement or any other Transaction Document; (vi) such Acquiring Purchaser appoints and authorizes the Agent and the Trustee to take such action as agent on its behalf and to exercise such powers under this Supplement as are delegated to the Agent and the Trustee, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such Acquiring Purchaser agrees that it will perform in accordance with their terms all the obligations which by the terms of this Supplement are required to be performed by it as a Purchaser.


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                                                                              70

                          Series 1997-A Supplement

                  (d) Notwithstanding and in addition to the provisions of
Section 5.03 of the Agreement, the Agent shall maintain at one of its offices in The City of New York a copy of each Commitment Transfer Supplement delivered to it and a register for the recordation of the names and addresses of the Purchasers, and the Commitments of, and the principal amount of the VFC Certificates issued to, each Purchaser pursuant to the terms hereof from time to time (the "Register"). Notwithstanding the provisions of Section 5.05 of the Agreement, the entries in the Register as provided in this subsection 11.10(d) shall be conclusive and the Company, the Servicer, the Purchasers, the Paying Agent, the Transfer Agent and Registrar, the Agent and the Trustee shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Purchaser hereunder for all purposes of this Supplement, notwith standing notice to the contrary. However, in accordance with Section

5.05 of the Agreement, in determining whether the holders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, VFC Certificates owned by the Company, the Servicer or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only VFC Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. VFC Certificates so owned by the Company, the Servicer or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the trustee the pledgee's right so to act with respect to such VFC Certificates and that the pledgee is not the Company, the Servicer or any Affiliate thereof. The Register shall be available for inspection by the Company, the Servicer, the Purchasers and the Trustee, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a copy of the written consent of the Trustee, the Company and the Servicer (as required under Section 11.10(b) above) and a duly completed Commitment Transfer Supplement executed by an assigning Purchaser and an Acquiring Purchaser, an Administrative Questionnaire completed in respect of the Acquiring Purchaser (unless the Acquiring Purchaser shall already be a Purchaser hereunder) and the processing and recordation fee referred to in paragraph (b) above, the Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and


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                                                                             71

                          Series 1997-A Supplement

(iii) give prompt written notice thereof to the Purchasers, the Company, the Servicer and the Trustee. No assignment shall be effective unless and until it has been recorded in the Register as provided in this paragraph (e).

                  (f) Any Purchaser may sell participations to one or more banks or other entities (the "Participants") in all or a portion of its rights and obligations under this Supplement and the other Transaction Documents (including all or a portion of its Commitment and VFC Certificates); provided that any Participant shall, prior to entering into a Participation, execute and deliver to the Company and the Trustee a participation certification in substantially the form of Exhibit G (a "Participation Certification"); and provided further, that (i) such Purchaser's obligations under this Agreement shall remain unchanged, (ii) such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Participants shall be entitled to the benefit of the cost protection provisions contained in Sections 7.01, 7.02, 7.03 and 7.04, and shall be required to provide the tax forms and certifications described in Section 7.03(b), to the same extent as if they were Purchasers, provided that no such Participant shall be entitled to receive any greater amount pursuant to such Sections than a Purchaser would have been entitled to receive in respect of the amount of Participation sold by such Purchaser to such Participant had no sale occurred, (iv) the Company, the Servicer, the other Purchasers, the Agent and the Trustee, shall continue to deal solely and directly with such Purchaser in connection with such Purchaser's rights and obligations under this Supplement, and such Purchaser shall retain the sole right to enforce its rights under VFC Certificates and to approve any amendment, modification or waiver of any provision of this Supplement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the VFC Certificates, extending any scheduled principal payment date or date fixed for the payment of interest on the VFC Certificates or increasing or extending the Commitments) and (v) the sum of the aggregate amount of any Commitment or portion thereof subject to each such Participation plus the portion of the Series 1997-A Invested Amount represented by any VFC Certificates subject to such Participation shall not be less than $5,000,000. Each Purchaser that grants a Participation to a Non-U.S. Person pursuant to this Subsection shall provide the Company and the Trustee with appropriately executed copies of Internal Revenue Service Form 4224 with respect to each Participant (i) prior to or promptly after any such disposition and

                          Series 1997-A Supplement

(ii) upon the occurrence of any event which would require the amendment or resubmission of any such form previously provided hereunder. No Participant may grant a subparticipation in a VFC Certificate or this Supplement under any circumstances.

                  (g) Any Purchaser may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.10, disclose to the Acquiring Purchaser or Participant or proposed Acquiring Purchaser or Participant any information relating to the Seller, the Servicer, the Trust or the Company furnished to such Purchaser by or on behalf of such entities, provided that, prior to any such disclosure of information, each such Acquiring Purchaser or Participant or proposed Acquiring Purchaser or Participant shall execute a confidentiality agreement in the form of Exhibit H.

                  (h) The Company shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Agent, the Trustee and each Purchaser, and any attempted assignment without such consent shall be null and void.

                  (i) If, pursuant to this Supplement, any interest in this Supplement or in a VFC Certificate is transferred to any Transferee which is a Non-U.S. Person, the Purchaser making such transfer shall cause such Transferee, concur rently with the effectiveness of such Transfer, (i) to furnish to the assigning Purchaser (and, in the case of any Acquiring Purchaser, the Agent, the Company and the Trustee), with copies to the Servicer, United States Internal Revenue Service Form 4224 (or successor applicable forms) unless a change in law has occurred prior to the date on which such delivery would otherwise be required which renders such form inapplicable and (ii) to agree (for the benefit of the Purchasers, the Agent, the Servicer, the Company and the Trustee) to provide the assigning Purchaser (and, in the case of any Acquiring Purchaser, the Agent, the Company and the Trustee) a new Form 4224 (or successor applicable forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regula tions and amendments duly executed and completed by such Transferee unless a change in law has occurred prior to the date on which such delivery would otherwise be required which renders such form inapplicable, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

                          Series 1997-A Supplement

                  (j) Notwithstanding any other provisions herein, no transfer or assignment of any interests or obligations of any Purchaser hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Trust Assets to be regarded as "plan assets" pursuant to 29 C.F.R. ss. 2510.3-101, or require the Company or the Seller to file a registration statement with the Securities and Exchange Commission or to qualify under the "blue sky" laws of any state.

                  SECTION 11.11. Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                  SECTION 11.12. Adjustments; Setoff. (a) If any Purchaser (a "Benefitted Purchaser") shall at any time receive in respect of its Series 1997-A Purchaser Invested Amount any distribution of principal, interest, Commitment Fees or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, or otherwise) in a greater proportion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser's Series 1997-A Purchaser Invested Amount, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchasers such portion of each such other Purchaser's interest in the VFC Certificates, or shall provide such other Purchasers with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with each of the Purchasers; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The

Company agrees that each Purchaser so purchasing a portion of the VFC Certificate holders' Interest may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Purchasers provided by law, each Purchaser shall have the

                          Series 1997-A Supplement

right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the VFC Certificates to setoff and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of the Company. Each Purchaser agrees promptly to notify the Company and the Agent after any such setoff and application made by such Purchaser; provided that the failure to give such notice shall not affect the validity of such setoff and application.

                  SECTION 11.13. Limitation of Payments by Company. The Company's obligations under Article VII shall be limited to the funds available to the Company which have been properly distributed to the Company pursuant to the Agreement and any Supplement and neither the Agent nor any Purchaser shall have any actionable claim against the Company for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.

                  SECTION 11.14. No Bankruptcy Petition. Each Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1997-A Amortization Period and (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law.

                                  ARTICLE XII

                              Final Distributions

                  SECTION 12.01. Certain Distributions. (a) Not later than 2:00 p.m., New York City time, on the Distribu tion Date following the date on which the proceeds from the disposition of the Receivables pursuant to subsec tion 7.02(b) of the Agreement are deposited into the Series 1997-A Non-Principal Collection Sub-subaccount and

                          Series 1997-A Supplement

the Series 1997-A Principal Collection Sub-subaccount, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

                          Series 1997-A Supplement

                  (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.03 of the Agreement with respect to the VFC Certificates.

                          Series 1997-A Supplement

                  IN WITNESS WHEREOF, the Company, the Servicer, the Trustee, the Agent and the Initial Purchasers have caused this Series 1997-A Supplement to be duly executed by their respective officers as of the day and year first above written.

                                       AAM RECEIVABLES CORP.,

                                       by /s/ Patrick S. Lancaster
                                          ------------------------------
                                          Name: Patrick S. Lancaster
                                          Title: Secretary

                                       AMERICAN AXLE & MANUFACTURING
                                       INC., as Servicer,

                                       by /s/ Gary J. Witosky
                                          ------------------------------
                                          Name: Gary J. Witosky
                                          Title: Chief Financial Officer

                                       THE CHASE MANHATTAN BANK, not
                                       in its individual capacity but
                                       solely as Trustee,

                                       by /s/ Marcus Gustafson
                                          ------------------------------
                                          Name: Marcus Gustafson
                                          Title: Vice President

                                       THE CHASE MANHATTAN BANK, as Agent,

                                       by /s/ Julie S. Long
                                          ------------------------------
                                          Name: Julie S. Long
                                          Title: Vice President

                          Series 1997-A Supplement

                                       THE CHASE MANHATTAN BANK, as
                                       Initial Purchaser,

                                       by /s/ Julie S. Long
                                          ------------------------------

                                          Name: Julie S. Long
                                          Title: Vice President

                          Series 1997-A Supplement

                                                             EXHIBIT A TO SERIES
                                                               1997-A SUPPLEMENT

                               AAM MASTER TRUST

                    FORM OF VFC CERTIFICATE, SERIES 1997-A

REGISTERED                                        UP TO $_____________.00 SERIES
NO. VFC-[ ]                                   1997-A PURCHASER INVESTED AMOUNT*
                                              (OF UP TO $_____________.00 SERIES
                                                  1997-A INVESTED AMOUNT ISSUED)

                  *THE SERIES 1997-A PURCHASER INVESTED AMOUNT OF
THIS VFC CERTIFICATE IS SUBJECT TO CHANGE AS DESCRIBED HEREIN.

                  THIS VFC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS VFC CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

                  THIS VFC CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AGREEMENT AND SUPPLEMENT REFERRED TO HEREIN.

                  This VFC Certificate evidences a fractional undivided interest in the assets of the

                               AAM MASTER TRUST

the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been purchased by AAM Receivables Corp., a Delaware corporation, which in turn transferred and assigned such receivables to the AAM Master Trust.

                     (Not an interest in or obligation of
                       AAM Receivables Corp., the Seller
                     under the Receivables Sale Agreement
                           or any Affiliate thereof)

                              This certifies that

                          [NAME OF CERTIFICATEHOLDER]

(the "VFC Certificateholder") is the registered owner of a fractional undivided interest in the assets of AAM Master Trust (the "Trust") created pursuant to the Pooling Agreement, dated as of October 29, 1997 (as the same may

                          Series 1997-A Supplement

from time to time be amended, restated, supplemented or otherwise modified thereafter, the "Pooling Agreement"), by and among AAM Receivables Corp., a Delaware corporation (the "Company"), American Axle & Manufacturing, Inc., a Delaware corporation, as servicer (the "Servicer"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 1997-A Supplement, dated as of October 29, 1997 (as amended, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling Agreement, the "Agreement"), by and among the Company, the Servicer, the Trustee, the purchasers named therein and from time to time parties thereto (the "Purchasers") and The Chase Manhattan Bank, a New York corporation, as initial purchaser and agent for the Purchasers (in such capacity, the "Agent"). The corpus of the Trust consists of receivables (the "Receivables") representing amounts payable for goods or services and all other Trust Assets referred to in the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this VFC Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested by a holder hereof by writing to the Trustee at The Chase Manhattan Bank, 450 W. 33rd Street, 15th Floor, New York, New York 10001, Attention of Structured Finance Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                  This VFC Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the VFC Certificateholder, by virtue of the acceptance hereof, assents and is bound.

                  It is the intent of the Servicer, the Company, each VFC Certificateholder, each beneficial owner of a VFC Certificate (or any interest therein) and the Trustee that for U.S. Federal, state and local income and franchise tax purposes, and for Michigan single business tax and intangibles tax purposes, the VFC Certificates be considered as indebtedness of the Company secured by the Trust Assets and the Trust be treated as a mere security device or arrangement. The VFC Certificateholder, by the acceptance hereof, and the beneficial owner of the VFC Certificate (or any interest therein), by acquiring a beneficial ownership

                          Series 1997-A Supplement


interest in such VFC Certificate (or interest), agree to treat the VFC Certificates in such manner for such purposes.

                  This VFC Certificate is one in a Series of Investor Certificates entitled "AAM Master Trust, VFC Certificates, Series 1997-A" (the "VFC Certificates") representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 1997-A Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-A Collection Subaccount and any subaccounts thereof (collectively, the "VFC Certificate holders' Interest"). Concurrent with the issuance of the VFC Certificates, the Trust shall also issue a Subordinated Company Interest to the Company representing a fractional undivided interest in the Trust Assets, consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 1997-A Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 1997-A Collection Subaccount and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the VFC Certificate holders (the "Series 1997-A Subordinated Interest"). The Trust Assets are allocated in part to the VFC Certificate holders and the holders of the Series 1997-A Subordinated Interest with the remainder allocated to the Investor Certificate holders and the holders of the Subordinated Company Interests of other Series, if any, and to the Company. An Exchangeable Company Interest representing the Company's interest in the Trust was issued to the Company pursuant to the Pooling Agreement on ________, 1997. The Exchangeable Company Interest represents the interest in the Trust Assets not represented by the Investor Certificates and the Subordinated Company Interests of each Outstanding Series. The Exchangeable Company Interest may be decreased by the Company pursuant to the Pooling Agreement in exchange for an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Company Interest, or one or more newly issued Series of Investor Certificates and the related newly issued Series Subordinated Company Interest, upon the conditions set forth in the Agreement.

                          Series 1997-A Supplement

                  Distributions with respect to this VFC Certificate shall be paid by the Agent in immediately available funds to the VFC Certificateholder at the office of the Agent set forth in the Agreement. Final payment of this VFC Certificate shall be made only upon presentation and surrender of this VFC Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the VFC Certificate holders in accordance with the Agreement.


                  This VFC Certificate does not represent an obligation of, or an interest in, the Company, the Servicer or any Affiliate of either of them.

                  The transfer of this VFC Certificate shall be registered in the Certificate Register upon surrender of this VFC Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the VFC Certificateholder or the VFC Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new VFC Certificates of authorized denominations and of like aggregate Fractional Undivided Interests will be issued to the designated transferee or transferees. In addition, the Agent shall maintain at one of its offices in the City of New York the Register for the recordation of the names and addresses of the Purchasers, and the Commitment of, and the principal amount of VFC Certificates issued to, each Purchaser.

                  It is understood and agreed by the VFC Certificateholder and the Agent that each will deliver certain United States Internal Revenue Service forms, including Form 4224, Form W-8 or W-9, as provided in Section
7.03 of the Supplement, and that failure to provide such Forms may entitle the Servicer and the Trustee to withhold amounts in respect of taxes.

                  The Company, the Trustee, the Servicer, the Transfer Agent and Registrar, the Agent and any agent of any of them, may treat the person whose name is recorded in the Register as a Purchaser for all purposes of the Supplement, notwithstanding notice to the contrary (other than notice in connection with an assignment effected or to be effected in accordance with
Section 11.10 of the Supplement).

                  It is expressly understood and agreed by the Company and the VFC Certificateholder that (i) the Agreement

                          Series 1997-A Supplement

is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements made on the part of the Trust in the Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust,
(iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Agreement, all such liability, if any, being expressly waived by the parties who are signatories to the Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own wilful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement.

                  The holder of this VFC Certificate is authorized to record the date and amount of each increase and decrease in the Series 1997-A Purchaser Invested Amount with respect to such holder on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, absent manifest error, provided that the failure of the holder of this VFC Certificate to make such recordation (or any error in such recordation) shall not affect the obligations of the Company, the Servicer or the Trustee under the Agreement.

                  This VFC Certificate shall be construed in accordance with and governed by the laws of the State of New York without reference to any conflict of law principles.

                  By acceptance of this VFC Certificate, the VFC Certificateholder hereby agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1997-A Amortization Period and (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other

                          Series 1997-A Supplement

proceedings under any federal or state bankruptcy or similar law.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this VFC Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this VFC Certificate to be duly executed.

Dated: ___________ , 1997

                                       AAM RECEIVABLES CORP.,
                                       as authorized pursuant to
                                       Section 5.01 of the Pooling
                                       Agreement,

                                       by
                                          ------------------------------
                                          Title

                          Series 1997-A Supplement

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the VFC Certificates described in the within-mentioned Agreement.

                                       THE CHASE MANHATTAN BANK, not
                                       in its individual capacity but
                                       solely as Trustee,

                                       by
                                          ------------------------------
                                          Authorized Signatory

                                       OR

                                       by
                                          ------------------------------
                                          Authenticating Agent

                                       by
                                          ------------------------------
                                          Authorized Signatory

                                                                      Schedule 1
                                                              to VFC Certificate

                            Increase              Decrease
                           in Series              in Series
                             1997-A                1997-A               Series 1997-A
                           Purchaser              Purchaser               Purchaser
                            Invested              Invested                 Invested              Notation
        Date                 Amount                Amount                   Amount                Made By
==================== ====================== ===================== ========================== =================

                                                             EXHIBIT B TO SERIES
                                                               1997-A SUPPLEMENT


                   [FORM OF COMMITMENT TRANSFER SUPPLEMENT]

                  COMMITMENT TRANSFER SUPPLEMENT, dated as of [ , ] among [ ] (the "Transferor"), each purchaser listed as an Acquiring Purchaser on the signature pages hereof (each, an "Acquiring Purchaser") and [ ], a [ ] corporation, as Agent for the Purchasers under the Supplement described below (in such capacity, the "Agent").

                             W I T N E S S E T H :

                  WHEREAS this Commitment Transfer Supplement is being executed and delivered in accordance with subsection 11.10(b) of the Series 1997-A Supplement, dated as of October 29, 1997 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Supplement"; terms defined therein being used herein as therein defined), among the Company, the Servicer, the Transferor, the other Purchasers from time to time parties thereto, the Trustee and the Agent, to the Pooling Agreement among the Company, the Servicer and the Trustee (as the same may be from time to time amended, supplemented or otherwise modified, the "Pooling Agreement");

                  WHEREAS each Acquiring Purchaser (if it is not already a Purchaser party to the Supplement) wishes to become a Purchaser party to the Supplement; and

                  WHEREAS the Transferor is selling and assigning to each Acquiring Purchaser, rights, obligations and commitments under the Supplement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Upon the execution and delivery of this Commitment Transfer Supplement by each Acquiring Purchaser, the Transferor and the Agent (the date of such execution and delivery, the "Transfer Issuance Date"), each Acquiring Purchaser shall be a Purchaser party to the Supplement for all purposes thereof.

                  2. This Commitment Transfer Supplement is being delivered to the Agent together with (i) if the

                          Series 1997-A Supplement

         Acquiring Purchaser is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 7.03(f) of the Supplement, duly completed and executed by such Acquiring Purchaser, (ii) if the Acquiring Purchaser is not already a Purchaser under the Supplement, an Administrative Questionnaire in the form of Exhibit C to the Supplement and (iii) a processing and recordation fee of $3,500.

                  3. The Transferor acknowledges receipt from each Acquiring Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Purchaser (the "Purchase Price"), of the portion being purchased by such Acquiring Purchaser (such Acquiring Purchaser's "Purchased Percentage") of the undivided interest in the VFC Certificate owned by, and other amounts owing to, the Transferor under the Supplement. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Purchaser, without recourse, representation or warranty (except as set forth in paragraph 8(i) below), and each Acquiring Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Purchaser's Purchased Percentage of the commitment of the Transferor to increase its VFC Invested Amount under, and the portion of the undivided interest in, the VFC Certificate, Series 1997-A owned by, and other amounts owing to, the Transferor, in each case under the Supplement together with all instruments, documents and collateral security pertaining thereto.

                  4. The Transferor has made arrangements with each Acquiring Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Purchaser of any Commitment Fees heretofore received by the Transferor pursuant to the Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Purchaser to the Transferor of Commitment Fees or Series 1997-A Monthly Interest received by such Acquiring Purchaser pursuant to the Supplement from and after the Transfer Issuance Date.

                  5. From and after the Transfer Issuance Date, amounts that would otherwise by payable to or for the account of the Transferor pursuant to the Supplement shall, instead, be payable to or for the account of the Transferor and the Acquiring Purchasers, as the case

                          Series 1997-A Supplement

         may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

                  6. Prior to or concurrently with the execution and delivery hereof, the Agent will, at the expense of the Transferor, provide to each Acquiring Purchaser (if it is not already a Purchaser party to the Supplement) photocopies of all documents delivered to the Agent on the Issuance Date in satisfaction of the conditions precedent set forth in the Supplement.

                  7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

                  8. By executing and delivering this Commitment Transfer Supplement, the Transferor and each Acquiring Purchaser confirm to and agree with each other and the Purchasers as follows: (i) the Transferor warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its VFC Certificates, in each case without giving effect to assignments thereof which have not become effective, are [ ] and [ ], respectively; (ii) except as set forth in (i) above, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Supplement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Seller, the Company or the Servicer, or the performance or observance by the Seller, the Company or the Servicer of any of its obligations under the Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto; (iii) the Acquiring Purchaser represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (iv) the Acquiring Purchaser confirms that

                          Series 1997-A Supplement

         it has received a copy of the Supplement, the other Transaction Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (v) the Acquiring Purchaser will independently and without reliance upon the Agent, the Trustee, the assigning Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Supplement or any other Transaction Document; (vi) the Acquiring Purchaser appoints and authorizes the Agent and the Trustee to take such action as agent on its behalf and to exercise such powers under the Supplement as are delegated to the Agent and the Trustee, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) the Acquiring Purchaser agrees that it will perform in accordance with their terms all the obligations which by the terms of the Supplement are required to be performed by it as a Purchaser.

                  9. The Acquiring Purchaser confirms that, by executing and delivering this Commitment Transfer Supplement, it shall be deemed to have made the representations and warranties in Section 8.06 of the Supplement.

                  10. Schedule I hereto sets forth the revised Commitment Percentages of the Transferor and each Acquiring Purchaser as well as administrative information with respect to each Acquiring Purchaser.

                  11. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws

                          Series 1997-A Supplement

         of the State of New York without giving effect to principles of conflict of laws.

                  IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

                                       [NAME OF SELLING PURCHASER],

                                       by
                                          ------------------------------
                                          Title

                                       [NAME OF PURCHASING
                                       PURCHASER], as Acquiring
                                       Purchaser,

                                       by
                                          ------------------------------
                                          Title

                                       [                               ], as
                                          Agent,

                                       by
                                          ------------------------------
                                          Title

                                                                      SCHEDULE I
                                                                    TO EXHIBIT B
                                                                TO Series 1997-A
                                                                   SUPPLEMENT
                                                                ----------------

                         LIST OF ADDRESSES FOR NOTICES
                         AND OF COMMITMENT PERCENTAGES

[                                   , as Agent

         Address:          [               ]
                           [               ]
                           Attention of
                           Telecopier:

[TRANSFEROR]

         Address:

                           Prior Commitment Percentage:

                           Revised Commitment Percentage:

[ACQUIRING PURCHASER]

         Address:

                           [Prior] Commitment Percentage:

                           [Revised Commitment Percentage:]

                                                             EXHIBIT C TO SERIES
                                                               1997-A SUPPLEMENT

                                   [Form of]

                                    [      ]

                         ADMINISTRATIVE QUESTIONNAIRE

Please accurately complete the following information and return via Telecopy
to the attention of [            ] at [           ] as soon as possible,
at Telecopy

No. (   ) [           ].
-------------------------------------------------------------------------------

PURCHASER LEGAL NAME TO APPEAR IN DOCUMENTATION: ______________________________

GENERAL INFORMATION:

Institution Name: ______________________________________________________________

Street Address: ________________________________________________________________

City, State, Zip Code: _________________________________________________________

POST-CLOSING, ONGOING CREDIT CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact: _______________________________________________________________

Street Address: ________________________________________________________________

City, State, Zip Code: _________________________________________________________

Phone Number: __________________________________________________________________

Telecopy Number: _______________________________________________________________

Backup Contact: ________________________________________________________________

Street Address: ________________________________________________________________

City, State, Zip Code: _________________________________________________________

Phone Number: __________________________________________________________________

Telecopy Number: _______________________________________________________________

                       Series 1997-A Supplement

TAX WITHHOLDING:

         Nonresident Alien ____________________ Y* _______________________ N

         * Form 4224 Enclosed

         Tax ID Number  _________________________

POST-CLOSING, ONGOING ADMINISTRATIVE CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - PAYMENTS, FEES, ETC.

Contact: _______________________________________________________________________

Street Address: ________________________________________________________________

City, State, Zip Code: _________________________________________________________

Phone Number: __________________________________________________________________

Telecopy Number: _______________________________________________________________

PAYMENT INSTRUCTIONS:

Name of Bank to which funds are to be transferred:

________________________________________________________________________________

Routing Transit/ABA number of Bank to which funds are to be transferred:

________________________________________________________________________________

Name of Account, if applicable:

________________________________________________________________________________

Account Number: ________________________________________________________________

Additional information: ________________________________________________________

It is very important that all the above information be accurately completed and that this questionnaire be returned

                          Series 1997-A Supplement

to the person specified in the introductory paragraph of this questionnaire as soon as possible. If there is someone other than yourself who should receive this questionnaire, please notify us of that person's name and telecopy number and we will telecopy a copy of the questionnaire. If you have any questions about this form, please call [ ] at ( ) [ ].

                                                             EXHIBIT F TO SERIES
                                                               1997-A SUPPLEMENT

                       FORM OF ISSUANCE/INCREASE NOTICE


                                                                 ________, 199__

[Agent/Address of Agent]

Telecopier:
Attention:

Ladies and Gentlemen:

                  Reference is hereby made to the Series 1997-A Supplement, dated as of October 29, 1997 (as amended or supplemented, the "Supplement"), among AAM Receivables Corp. (the "Company"), American Axle & Manufacturing, Inc. (the "Servicer"), the purchasers named therein and from time to time party thereto, The Chase Manhattan Bank, as Agent and Initial Purchaser, and The Chase Manhattan Bank, as Trustee. Capitalized terms used in this Notice and not otherwise defined herein shall have the meanings assigned thereto in the Supplement.

                  This Notice constitutes the notice required in connection with [the initial issuance] [any Increase] pursuant to subsection 2.05(a) of the Supplement.

                  The [Servicer] [Company] hereby requests [a purchase in respect of the initial issuance of Investor Certificates] [an Increase] be made by the Purchasers on ______, ___ in the aggregate amount of $_______, such [purchase] [Increase] to be allocated to a [Floating Tranche] [Eurodollar Tranche with a [Eurodollar Period of one month] or [NIBO Period of [one] [two] [three] weeks]].

                  The [Servicer] [Company] hereby represents and warrants, as of the date of such [purchase] [Increase] after giving effect thereto, that the conditions set forth in subsections 2.05(a) and (b) of the Supplement with respect to such [purchase] [Increase] have been satisfied.

                  IN WITNESS WHEREOF, the undersigned has caused this Notice to be executed by its duly authorized officer as of the date first above written.

                                       [AMERICAN AXLE & MANUFACTURING,
                                       INC., as Servicer] [AAM
                                       RECEIVABLES CORP.]

                                       By:___________________________
                                          Name:
                                          Title:

                                                             EXHIBIT G TO SERIES
                                                               1997-A SUPPLEMENT

                          PARTICIPATION CERTIFICATION

AAM Receivables Corp.
1840 Holbrook Avenue
Detroit, MI 48212

The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

                  In connection with out proposed entrance into a participation in respect of the VFC Certificate held by [insert name of Purchaser] (the "Participation") and pursuant to Section 11.10(f) of the AAM Master Trust Series 1997-A Supplement (the "Supplement") to the Pooling Agreement (the "Agreement"), dated as of October 29, 1997, among AAM Receivables Corp. (the "Company"), American Axle & Manufacturing, Inc., as Servicer, and The Chase Manhattan Bank, as Trustee, we confirm that:

                  1. Certain terms of the Participation are as follows:

                           (a) The effective date of the Participation is _______________ .

                           (b)      The expected maturity date of the
                                    Participation is ________________ .

                           (c) The aggregate principal amount of the VFC Certification being participated is
                                    $ ____________ .

                  2. We are not a trust, estate, partnership, or "S Corporation" (within the meaning of Section 1361(a) of the Code) for United States federal income tax purposes, or if we are such an entity, the value of our interest in the VFC Certificates is less than 50% of the total value of all our assets.

                  3. We have acquired the Participation described herein for our own account and we are and will remain the sole beneficial owner of such Participation, or any interest therein, at all times.

                  4. We understand that we may not at any time grant any participation or other interest in the Participation or otherwise subdivide our interest therein, and we further understand that the Participation is not transferable unless we obtain the prior written consent of the Company and the Trustee and that we may not sell, assign, trade, pledge or otherwise transfer the Participation except in accordance with and to the extent permitted under
Section 11.10 of the Supplement.

                  5. We have neither acquired nor will we sell, trade or transfer any interest in the Participation, the VFC Certificate or the Supplement or cause an interest in the Participation, VFC Certificate or the Supplement to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code (and Treasury regulations promulgated thereunder) including, without limitation, an over-the-counter or an interdealer quotation system that regularly disseminates firm buy or sell quotations. We are aware that counsel's opinion to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the preceding sentence.

                  All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Supplement or the Agreement, as the case may be.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                       Very truly yours

                                       [PARTICIPANT]

                                       By:
                                          ------------------------------
                                          Name:
                                          Title:

                                                             EXHIBIT H TO SERIES
                                                               1997-A SUPPLEMENT

                       Form of Confidentiality Agreement
                            (Telecopy to [ ] at - )

[Name of assignor Purchaser]

Ladies and Gentlemen:

                  You are prepared to furnish to the undersigned [describe information to be provided]. The [described information] and any other materials, documents and information which you, the Seller, the Servicer, the Company and the Trustee, on behalf of the Trust, or any of your or their respective affiliates may furnish to us in connection with our evaluation of a possible assignment or participation are collectively called the "Information". Terms used herein that are not otherwise defined herein shall have the meaning ascribed to such terms in the Pooling Agreement, dated as of October 29, 1997 among American Axle & Manufacturing, Inc., AAM Receivables Corp. and The Chase Manhattan Bank, as Trustee.

                  We agree to keep confidential, and to not publish, disclose or otherwise divulge, the Information (and to cause our officers, directors, employees, agents and representatives to keep confidential, and to not publish, disclose or otherwise divulge, the Information) and, at your, the Seller's, the Servicer's, the Company's or the Trustee's request (except as provided below), promptly to return to you, the Seller, the Servicer, the Company or the Trustee (as applicable), or destroy, the Information and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that we shall be permitted to disclose Information (i) to such of our officers, directors, employees, agents and representatives as need to know such Information in connection with our evaluation of a possible assignment or participation (who will be informed of the confidential nature of the Information); (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority (in any which event we will notify you, the Seller, the Servicer, the Company or the Trustee to the extent not prohibited by applicable law); (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this agreement, (B) becomes available to us on a non-confidential basis from a source other than you, the Seller, the Servicer, the Company or the Trustee or any of your Affiliates or (C) was available to us on a non-confidential basis prior to its disclosure to us by you; (iv) to the extent you, the Seller, the Servicer, the Company and the Trustee shall have consented to such disclosure in writing; or (v) pursuant to the last paragraph of this letter.

                  We further agree that we will use the Information (except to the extent the conditions referred to in subclauses (A), (B) and (C) of clause
(iii) above have been met and as provided in the last paragraph of this letter) only to evaluate a possible assignment or participation.

                  We further agree, in the event we participate in an assignment or participation, that we will not disclose any of the Information to any assignee or participant or proposed assignee or participant unless and until such assignee or participant or proposed assignee or participant first executes and delivers to you a letter substantially in the form hereof.

                  Our obligations under this letter are for the benefit of you, the Seller, the Servicer, the Company and the Trustee and your and their Affiliates and you and each of them may pursue remedies against us for the breach hereof, either in equity or at law.

                  Notwithstanding anything to the contrary contained above if we participate in an assignment or participation, we will be entitled to retain all Information and to use it in monitoring our investment and in exercising our rights with respect thereto. This agreement shall be governed by the laws of the State of New York.

                                       Name of Recipient:

                                       by:

                                       -----------------------------
                                       Authorized Officer

                                       ------------------------------
                                       [Name of Assignee/Participant/
                                       Proposed Assignee/Proposed
                                       Participant]

                                                               Schedule 1 to the
                                                        Series 1997-A Supplement

                                  COMMITMENTS

Purchaser                                                      Commitment
The Chase Manhattan Bank                                       $125,000,000
270 Park Avenue
New York, NY 10017

                                                               Schedule 2 to the
                                                        Series 1997-A Supplement

                                Trust Accounts

           Account                                           Account Number

AAM Collection Account                                         507-831454

AAM Company Collection Sub-Account                             507-830555
AAM 97-A Collection Subaccount                                 507-831462
AAM 97-A Principal Collection Sub-                             507-831470
  subaccount

AAM 97-A Non-Principal Collection Sub-                         507-831497
  subaccount

AAM 97-A Accrued Interest Sub-                                 507-831578
  subaccount